Exhibit 4.6(b)





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                         UAC SECURITIZATION CORPORATION
                               ASSET-BACKED NOTES



                               Issuable in Series




                                    INDENTURE



                           Dated as of October 7, 2003



                               JPMORGAN CHASE BANK
                         Paying Agent and Note Registrar



                            WILMINGTON TRUST COMPANY
                                Indenture Trustee



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                                TABLE OF CONTENTS

                                                                                                                Page
ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE..............................................................1

SECTION 1.1       DEFINITIONS.....................................................................................1
SECTION 1.2       OTHER TERMS....................................................................................13
SECTION 1.3       COMPUTATION OF TIME PERIODS....................................................................13
SECTION 1.4       INTERPRETATION.................................................................................13

ARTICLE II THE NOTES.............................................................................................13

SECTION 2.1       FORM...........................................................................................13
SECTION 2.2       EXECUTION, AUTHENTICATION AND DELIVERY.........................................................14
SECTION 2.3       NOTES ISSUABLE IN SERIES.......................................................................14
SECTION 2.4       REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE............................................17
SECTION 2.5       MUTILATED, DESTROYED, LOST OR STOLEN NOTES.....................................................18
SECTION 2.6       PERSONS DEEMED OWNER...........................................................................19
SECTION 2.7       PAYMENTS ON THE NOTES..........................................................................20
SECTION 2.8       CANCELLATION...................................................................................20
SECTION 2.9       [RESERVED].....................................................................................21
SECTION 2.10      INCREASED COSTS; CAPITAL ADEQUACY; ILLEGALITY..................................................21
SECTION 2.11      TAXES..........................................................................................22
SECTION 2.12      [RESERVED].....................................................................................23
SECTION 2.13      [RESERVED].....................................................................................23
SECTION 2.14      CERTAIN TRANSFER RESTRICTIONS..................................................................23
SECTION 2.15      LEGENDING OF NOTES.............................................................................24

ARTICLE III COVENANTS............................................................................................25

SECTION 3.1       DISTRIBUTIONS..................................................................................25
SECTION 3.2       MAINTENANCE OF OFFICE OR AGENCY................................................................27
SECTION 3.3       MONEY FOR PAYMENTS TO BE HELD IN TRUST.........................................................27
SECTION 3.4       EXISTENCE......................................................................................29
SECTION 3.5       PROTECTION OF SERIES COLLATERAL................................................................29
SECTION 3.6       OPINIONS AS TO SERIES COLLATERAL...............................................................30
SECTION 3.7       PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES...........................................31
SECTION 3.8       [RESERVED].....................................................................................32
SECTION 3.9       NEGATIVE COVENANTS.............................................................................32
SECTION 3.10      ANNUAL STATEMENT AS TO COMPLIANCE..............................................................33
SECTION 3.11      ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN CONDITIONS.......................................33
SECTION 3.12      [RESERVED].....................................................................................35
SECTION 3.13      NO OTHER BUSINESS..............................................................................35
SECTION 3.14      NO BORROWING...................................................................................35
SECTION 3.15      SERVICER'S OBLIGATIONS.........................................................................35
SECTION 3.16      GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES..............................................35
SECTION 3.17      CAPITAL EXPENDITURES...........................................................................36
SECTION 3.18      COMPLIANCE WITH LAWS...........................................................................36
SECTION 3.19      RESTRICTED PAYMENTS............................................................................36
SECTION 3.20      NOTICE OF EVENTS OF DEFAULT....................................................................36
SECTION 3.21      FURTHER INSTRUMENTS AND ACTS...................................................................36
SECTION 3.22      AMENDMENTS OF SERVICING AGREEMENT..............................................................36
SECTION 3.23      INCOME TAX CHARACTERIZATION....................................................................36
SECTION 3.24      TRANSACTIONS WITH AFFILIATES...................................................................37
SECTION 3.25      LOCATION OF OFFICES; CORPORATE NAME............................................................37
SECTION 3.26      [RESERVED].....................................................................................37
SECTION 3.27      MAINTENANCE OF BOOKS AND RECORDS; INSPECTIONS..................................................37





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SECTION 3.28      NO COMMINGLING.................................................................................37

ARTICLE IV SATISFACTION AND DISCHARGE............................................................................38

SECTION 4.1       SATISFACTION AND DISCHARGE OF INDENTURE........................................................38
SECTION 4.2       APPLICATION OF MONEY HELD IN TRUST.............................................................39
SECTION 4.3       REPAYMENT OF MONIES HELD BY PAYING AGENT.......................................................39

ARTICLE V REMEDIES...............................................................................................39

SECTION 5.1       EVENTS OF DEFAULT..............................................................................39
SECTION 5.2       REMEDIES UPON EVENT OF DEFAULT.................................................................41
SECTION 5.3       COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE......................42
SECTION 5.4       LIMITATION OF NOTEHOLDER RIGHTS................................................................44
SECTION 5.5       PRIORITIES.....................................................................................44
SECTION 5.6       SERIES PAYAHEAD ACCOUNTS.......................................................................45
SECTION 5.7       LIMITATION OF SUITS............................................................................46
SECTION 5.8       UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST..........................47
SECTION 5.9       RESTORATION OF RIGHTS AND REMEDIES.............................................................47
SECTION 5.10      RIGHTS AND REMEDIES CUMULATIVE.................................................................47
SECTION 5.11      DELAY OR OMISSION NOT A WAIVER.................................................................47
SECTION 5.12      PROTECTION OF SECURITY INTEREST IN TRANSFERRED ACCOUNTS........................................48
SECTION 5.13      WAIVER OF PAST DEFAULTS........................................................................48
SECTION 5.14      UNDERTAKING FOR COSTS..........................................................................48
SECTION 5.15      WAIVER OF STAY OR EXTENSION LAWS...............................................................49
SECTION 5.16      ACTION ON NOTES................................................................................49
SECTION 5.17      PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.............................................49

ARTICLE VI THE INDENTURE TRUSTEE.................................................................................50

SECTION 6.1       DUTIES OF INDENTURE TRUSTEE....................................................................50
SECTION 6.2       RIGHTS OF INDENTURE TRUSTEE....................................................................52
SECTION 6.3       INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE.........................................................54
SECTION 6.4       INDENTURE TRUSTEE'S DISCLAIMER.................................................................54
SECTION 6.5       NOTICE OF DEFAULTS.............................................................................54
SECTION 6.6       REPORTS BY PAYING AGENT TO HOLDERS.............................................................54
SECTION 6.7       COMPENSATION AND INDEMNITY.....................................................................54
SECTION 6.8       REPLACEMENT OF INDENTURE TRUSTEE OR THE PAYING AGENT...........................................55
SECTION 6.9       SUCCESSOR INDENTURE TRUSTEE BY MERGER..........................................................57
SECTION 6.10      APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE..............................57
SECTION 6.11      ELIGIBILITY....................................................................................59
SECTION 6.12      PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER...............................................59
SECTION 6.13      APPOINTMENT AND POWERS.........................................................................59
SECTION 6.14      PERFORMANCE OF DUTIES..........................................................................60
SECTION 6.15      [RESERVED].....................................................................................60
SECTION 6.16      REPRESENTATIONS AND WARRANTIES OF THE INDENTURE TRUSTEE AND OF THE PAYING AGENT................60
SECTION 6.17      WAIVER OF SETOFF...............................................................................60

ARTICLE VII NOTEHOLDERS' LISTS AND REPORTS.......................................................................61

SECTION 7.1       ISSUER TO FURNISH TO NOTE REGISTRAR NAMES AND ADDRESSES OF NOTEHOLDERS.........................61
SECTION 7.2       PRESERVATION OF INFORMATION: COMMUNICATIONS TO NOTEHOLDERS.....................................61

ARTICLE VIII DISBURSEMENTS AND RELEASES..........................................................................61

SECTION 8.1       COLLECTION OF MONEY............................................................................61
SECTION 8.2       RELEASE OF COLLATERAL..........................................................................62
SECTION 8.3       OPINION OF COUNSEL.............................................................................63

ARTICLE IX SUPPLEMENTAL INDENTURES...............................................................................63

SECTION 9.1       SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.........................................63





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SECTION 9.2       SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS............................................64
SECTION 9.3       EXECUTION OF SUPPLEMENTAL INDENTURES...........................................................66
SECTION 9.4       EFFECT OF SUPPLEMENTAL INDENTURE...............................................................66
SECTION 9.5       [RESERVED].....................................................................................66
SECTION 9.6       REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES..................................................66

ARTICLE X REDEMPTION OF NOTES....................................................................................66

SECTION 10.1      REDEMPTION.....................................................................................66
SECTION 10.2      FORM OF REDEMPTION NOTICE......................................................................67
SECTION 10.3      NOTES PAYABLE ON REDEMPTION DATE...............................................................67

ARTICLE XI CREDIT ENHANCEMENT....................................................................................68

SECTION 11.1      POLICIES.......................................................................................68
SECTION 11.2      SPREAD ACCOUNTS................................................................................69

ARTICLE XII NON-RECOURSE PROVISIONS..............................................................................71

SECTION 12.1      NON-RECOURSE PROVISIONS........................................................................71

ARTICLE XIII MISCELLANEOUS.......................................................................................73

SECTION 13.1      COMPLIANCE CERTIFICATES AND OPINIONS, ETC......................................................73
SECTION 13.2      FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE...............................................74
SECTION 13.3      ACTS OF NOTEHOLDERS............................................................................75
SECTION 13.4      NOTICES, ETC. TO INDENTURE TRUSTEE, INSURER, THE PAYING AGENT AND ISSUER.......................76
SECTION 13.5      NOTICES TO NOTEHOLDERS; WAIVER.................................................................77
SECTION 13.6      ALTERNATE PAYMENT AND NOTICE PROVISIONS........................................................77
SECTION 13.7      EFFECT OF HEADINGS AND TABLE OF CONTENTS.......................................................77
SECTION 13.8      SUCCESSORS AND ASSIGNS.........................................................................78
SECTION 13.9      BENEFITS OF INDENTURE..........................................................................78
SECTION 13.10     LEGAL HOLIDAYS.................................................................................78
SECTION 13.11     GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE...........................78
SECTION 13.12     WAIVER OF JURY TRIAL...........................................................................78
SECTION 13.13     EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION...........................................79
SECTION 13.14     RECORDING OF INDENTURE.........................................................................79
SECTION 13.15     [RESERVED].....................................................................................79
SECTION 13.16     CERTAIN MATTERS REGARDING THE INSURER..........................................................79
SECTION 13.17     NO PETITION....................................................................................80
SECTION 13.18     ACKNOWLEDGMENT OF PARTIES; INSURER DEFENSE COSTS...............................................80

EXHIBITS AND SCHEDULES

Exhibit A         Form of Series Supplement








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     INDENTURE dated as of October 7, 2003 among UAC SECURITIZATION CORPORATION, a Delaware corporation (the "Issuer"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Indenture Trustee (the "Indenture Trustee") and JPMORGAN CHASE BANK, a New York banking corporation, as Paying Agent and Note Registrar.

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.1 Definitions.

     Except as otherwise specified herein, the following terms have the respective meanings set forth below for all purposes of this Indenture. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Note Purchase Agreement or if not defined therein, as defined in the Servicing Agreement.

Accrued Interest: All interest accrued on the Receivables from, but excluding, the related Cutoff Date, to and including the date of purchase of such Receivable.

Act: As defined in Section 13.3(a).

Additional Amounts: As defined in Section 2.11(a).

Affected Party: Each of the Note Purchasers, each Liquidity Bank, any assignee or participant of any Note Purchaser or Liquidity Bank, Wachovia Capital Markets, any successor to Wachovia Capital Markets as the Deal Agent, any sub-agent of the Deal Agent, Wachovia and any successor to Wachovia as the Liquidity Agent.

Affiliate: With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director or officer of such Person. For purposes of this definition, "control" (including the terms "controlling," "controlled by" and "under common control with") when used with respect to any specified Person means the possession, direct or indirect, of the power to vote 5% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

Amount Financed: With respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

Applicable Law: For any Person, all existing and future applicable laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority (including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, orders, or other action of any Court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

Approved Rating: A short term unsecured debt rating of Prime 1 from Moody's and A-1+ from Standard & Poor's.

Authorized Officer: With respect to the Issuer and the Servicer, any officer or agent acting pursuant to a power of attorney of the Issuer or the Servicer, as applicable, who is authorized to act for the Issuer or the Servicer, as applicable, in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by each of the Issuer and the Servicer to the Indenture Trustee (with copies to the Deal Agent and the Insurer) on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

Available Funds: For any Distribution Date and any Series of Notes, the aggregate amount of Collections received by the Servicer in respect of the related Series Collateral during the Collection Period related to such Distribution Date and Indemnity Amounts in respect of such Series Collateral that actually have been paid by the Servicer during such Collection Period, after giving effect to the net transfer from the related Series Collection
Account to the related Series Payahead Account or from the related Series Payahead Account to the related Series Collection Account pursuant to Section 5.6.

Available Spread Amount: With respect to any Distribution Date and any Series of Notes, the amount on deposit in the related Spread Account, including any income or gain from any investment of funds in such Spread Account, net of any losses from such investment before giving effect to deposits into or withdrawals from such Spread Account on such Distribution Date pursuant to Article III.

Benefit Plan: Any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Issuer or any ERISA Affiliate of the Issuer is, or at any time during the immediately preceding six years was, an "employer" as defined in
Section 3(5) of ERISA.

Closing Date: October 8, 2003.

Code: The Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

Collection Period: With respect to any Distribution Date, the prior calendar month.

Collections: With respect to any Series Collateral, all amounts paid with respect to such Series Collateral, including the Series Receivables, either by the Obligor thereon, or any other Person (including, without limitation, all related Liquidation Proceeds net of amounts required to be reimbursed to the Servicer from Liquidation Proceeds pursuant to Section 3.1(d)).

Commercial Paper Notes: On any day, any short-term promissory notes issued by a Note Purchaser.

Controlling Party: With respect to any Series of Notes that is insured by the Insurer, the Insurer, so long as no Insurer Default shall have occurred and be continuing and the related Policy shall remain in effect, and the Deal Agent, for so long as an Insurer Default shall have occurred and be continuing.






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Creditor  Representative:   Initially,  the  Plan  Committee  (the  "Committee")
established under the Second Amended Plan of Reorganization of Union Acceptance Corporation, approved in connection with the Chapter 11 proceeding in the United States Bankruptcy Court, Southern District of Indiana, Indianapolis Division, Case No. 02-19231-BHL-11, or any successor thereto or, in the absence of any successor, one or more of the unsecured creditors authorized to act on behalf of any such committee. No change in the identity of the Creditor Representative shall be effective unless and until the most recent Creditor Representative shall have notified each of the parties hereto in writing of such change.

Cutoff Date: With respect to any Series Receivable acquired from any Eligible Trust, the last day of the Collection Period ending prior to the related Series Closing Date.

Default: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

Derivative: Any exchange-traded or over-the-counter (i) forward, future, option, swap, cap, collar, floor or foreign exchange contract or any combination thereof, whether for physical delivery or cash settlement, relating to any interest rate, interest rate index, currency, currency exchange rate, currency exchange rate index, debt instrument, debt price, debt index, depository instrument, depository price, depository index, equity instrument, equity price, equity index, commodity, commodity price or commodity index, (ii) any similar transaction, contract, instrument, undertaking or security, or (iii) any transaction, contract, instrument, undertaking or security containing any of the foregoing.

Distribution Date: The eighth (8th) day of each month, or if such eighth day is not a Business Day, the next following Business Day.

Eligible Investments: Any one or more of the following types of investments:

     (i) direct obligations of, and obligations the full and timely payment of principal and interest on which is fully guaranteed by, the United States of America, the Federal National Mortgage Association, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

     (ii) (A) demand and time deposits in, certificates of deposits of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Indenture Trustee or any of its agents, acting in their respective commercial capacities) incorporated under the laws of the United States of America, any State thereof or the District of Columbia or any foreign depository institution with a branch or agency licensed under the laws of the United States of America or any State, in each case subject to supervision and examination by Federal and/or State banking authorities and rated A-1+ by Standard & Poor's and P-1 by Moody's at the time of such investment or contractual commitment providing for such investment or (B) any other demand or time deposit or certificate of deposit which is fully insured by the Federal Deposit Insurance Corporation;

     (iii) repurchase obligations with respect to (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the






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United  States  of  America,  in either  case  entered  into  with a  depository institution or trust company (acting as principal) described in clause (ii)(A) above;

     (iv) short-term securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State the short-term unsecured obligations of which have are rated A-1+ by Standard & Poor's and P-1 by Moody's at the time of such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the corpus of the Issuer to exceed 10% of amounts held in the related Series Collection Account;

     (v) commercial paper rated A-1+ by Standard & Poor's and P-1 by Moody's at the time of such investment;

     (vi) a guaranteed investment contract issued by any insurance company or other corporation rated A-1+ by Standard & Poor's and P-1 by Moody's and acceptable to the Rating Agencies and the Insurer (so long as no Insurer Default shall have occurred and be continuing and the Policy shall be in effect), provided that the Indenture Trustee shall have received written notice from the Rating Agencies to the effect that the investment of funds in such a contract will not result in the reduction or withdrawal of any rating on the Notes;

     (vii) interests in any money market fund having a rating of AAA by Standard & Poor's or Aaa by Moody's (including the money market funds of the Indenture Trustee in its commercial capacities); and

     (viii) any other investment approved in advance in writing by the Insurer.

Event of  Default:  With  respect to any Series of Notes,  as defined in Section
5.1.

Exchange Act: The Securities Exchange Act of 1934, as amended from time to time, together with the rules and regulations in effect from time to time thereunder.

Executive Officer: With respect to any corporation, the chief executive officer, chief operating officer, chief financial officer, president, executive vice president, any vice president, the secretary or the treasurer of such corporation.

Final Maturity Date: With respect to any Series of Notes, the "Final Maturity Date" set forth in the related Series Supplement as the parties hereto shall agree.

Governmental Authority: Any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator.

Grant: Mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit,

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set over and confirm pursuant to this Indenture and a related Series Supplement.
A Grant of any Series Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such Series Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

Holder or Noteholder: The Person in whose name a Note is registered on the Note Register.

Increased Costs: Any amounts required to be paid by the Issuer to an Affected Party pursuant to Section 2.11.

Indemnity Amount: The amount payable by the Servicer to the Issuer to indemnify the Issuer and hold it harmless from any loss, cost or expense, including any loss in value of a Receivable, the proceeds thereof or the collateral securing same, arising from the intentional or negligent breach by Servicer of its obligations hereunder or under the Servicing Agreement.

Indebtedness: With respect to any Person at any date, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or that is evidenced by a note, bond, debenture or similar instrument, (ii) all obligations of such Person under leases that shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (iii) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (iv) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (v) all indebtedness, obligations or liabilities of that Person in respect of Derivatives, and (vi) all obligations under direct or indirect guaranties in respect of obligations (contingent or otherwise) to purchase or otherwise acquire, or to otherwise assure a creditor against loss in respect of, indebtedness or obligations of others of the kind referred to in clauses (i) through (v) above.

Indenture: This Indenture, as amended and supplemented from time to time.

Indenture Trustee: Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

Indenture Trustee Office: The principal trust office of the Indenture Trustee at 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890,
Attention: Mary Kay Pupillo, with copies of correspondence to JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10004, Attention: Institutional Trust Services, or such other address as the Indenture Trustee may designate from time to time in accordance with Section 13.4(a), or the principal trust office of any successor Indenture Trustee.

Independent: When used with respect to any specified Person, means that such a Person (i) is in fact independent of the Issuer and any of its Affiliates, (ii) is not a director, officer or employee of the Issuer or any of its Affiliates,
(iii) is not a Person related to any officer or director of the Issuer or any of its Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of the Issuer or any of its Affiliates, and (v) is not connection with the Issuer or any of its Affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Initial Spread Account Amount: For the Spread Account related to a Series of Notes, as defined in the related Series Supplement.

Insurance Agreement: The Master Insurance and Reimbursement Agreement, dated as of the Closing Date, by and between the Issuer and the Insurer, pursuant to which the Insurer shall issue the Policies with respect to a Series of Notes.

Insurance Policy: With respect to a Receivable, any insurance policy (including the insurance policies described in Section 3.04 of the Servicing Agreement) benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

Insurer: With respect to each Series of Notes issued hereunder, MBIA Insurance Corporation, a New York stock insurance company.

Insurer Default: With respect to any Series of Notes, a Default by the Insurer under the Policy issued with respect to such Series of Notes and the expiration of any applicable cure period.

Insurer Defense Costs: All costs and expenses of the Insurer reasonably incurred in connection with any action, Proceeding or governmental investigation to which the Issuer is a party or subject that could materially adversely affect the Issuer or any of the Series Collateral or the rights or obligations of the Insurer under any of the Transaction Documents, including (without limitation) any judgment or settlement entered into in connection with any such action, proceeding or governmental investigation, together with interest thereon at a rate equal to the Prime Rate plus 1.0%.

Interest Period: For any Distribution Date and any Series of Notes, the Collection Period immediately preceding such Distribution Date.

Issuer: The party named as such in this Indenture until a successor replaces it and, thereafter, the successor.

Issuer Affiliates: The Issuer and all Affiliates of the Issuer.

Issuer Order and Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

Majority Noteholders: With respect to any Series of Notes, the Holders of more than 50% of the Outstanding Amount of such Series of Notes; provided, however, in determining whether the Holders of the requisite percentage have given any direction, notice, or consent under or pursuant to this Indenture or any applicable Series Supplement, Notes of such Series owned by the Issuer or any Affiliate thereof shall be disregarded and deemed not to be Outstanding.

Master Trust Account: The reserve account established by the Master Trustee under the Master Trust Agreement.

Master Trust Agreement: That certain Master Trust Account Agreement, dated April 17, 2003, among UAC, Performance Securitization Corporation, the Issuer, the Insurer, Systems & Services Technologies, Inc., the Official Committee of Unsecured Creditors of Union Acceptance Corporation, JPMorgan Chase Bank, BNY Midwest Trust Company, The Bank of New York and the Master Trustee.

Master Trustee: Wilmington Trust Company, in its role as Master Trustee under the Master Trust Agreement, and its permitted successors and assigns.

Monthly Interest: For any Interest Period with respect to any Note of a Series of Notes issued hereunder, the product of:

     NR x P x  1
              --
              12

     where:

     NR  =   the Note Rate applicable to such Series of Notes; and

     P   =   the Note  Balance of such Note as of the prior  Distribution  Date with respect to such Note.

Monthly Principal: With respect to any Series and any Distribution Date, an amount equal to the sum of the following:

     (i) the amount by which the Pool Balance of the Series Receivables related to such Series of Notes declined during the related Collection Period;

     (ii) the additional amount, if any, which is necessary to reduce the Note Balance of such Series of Notes to zero on its Final Maturity Date.

     Except for the Final Maturity Date and the Redemption Date for each Series of Notes, the amount of Monthly Principal for any Series may be reduced pursuant to Section 3.1(c) if the amount of Available Funds for such Series is insufficient to pay all amounts required in Section 3.1(a)(i) through (iii). For the purpose of determining Monthly Principal, the unpaid Principal Balance of a Defaulted Receivable is deemed to be zero on and after the close of business on the last day of the Collection Period in which such Receivable became a Defaulted Receivable. In no event will Monthly Principal for any Series exceed the Pool Balance of the Series Receivables related to such Series of Notes.

Monthly Servicing Fee: As defined in the Servicing Agreement.

Moody's: Moody's Investors Service, Inc.

Net Principal Policy Amount: With respect to any Series of Notes, the initial Outstanding Amount of such Series minus all amounts previously drawn on the related Policy or from the Spread Account with respect to Monthly Principal for such Series.

Non-Recourse Provisions: The provisions set forth in Section 12.1.

Note Balance: With respect to a Note, the initial principal amount of such Note reduced by all payments of principal received thereon.

Note Owner: With respect to any Note, the Person who is the beneficial owner of such Note, as reflected on the books of the Note Registrar.

Note Purchase Agreement: The Note Purchase Agreement dated as of the date hereof by and between the Initial Note Purchaser, the Deal Agent, the Liquidity Agent and the Issuer.

Note Rate: With respect to any Series of Notes, on any day the Note Rate set forth in the related Series Supplement.

Note Register and Note Registrar: As defined in Section 2.4.

Notes: Any Note of any Series issued hereunder.

Officer's Certificate: A certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 13.1, and delivered to the Indenture Trustee and the Insurer. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

Opinion of Counsel: One or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee and which shall comply with any applicable requirements of Section 13.1, and shall be in form and substance satisfactory to the Indenture Trustee and the Insurer.

Outstanding: As of any date of determination, all Notes of any Series theretofore authenticated and delivered under this Indenture except:

     (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

     (ii) Notes (or portions thereof) for the payment of which money in the necessary amount has been theretofore deposited with the Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee and the Paying Agent);

     (iii)Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; provided, however, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Transaction Document, Notes owned by the Issuer, any other obligor upon the Notes, UAC or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, UAC or any Affiliate of any of the foregoing Persons; and

excluding, in the cases of (i), (ii) and (iii) above, any amounts previously paid to Holders which payments have been rescinded or recovered from or otherwise required to be returned or repaid by any such Holder as a result of or in connection with any proceeding of the type described in Section 5.1(d).

Outstanding Amount: With respect to any Series of Notes, the aggregate Note Balance of all Notes in such Series that are Outstanding at the date of determination.

Paying Agent: With respect to each Series of Notes issued hereunder, JPMorgan Chase Bank, a New York banking corporation, acting in such capacity and any other Person that meets the eligibility standards specified in Section 6.11 that is authorized by the Issuer to make distributions from Series Collections Accounts and perform the functions of the Paying Agent hereunder.

Policy: With respect to any Series of Notes, the irrevocable financial guaranty insurance policy dated as of the related Series Closing Date, issued by the Insurer to the Indenture Trustee for the benefit of the Noteholders and having a maximum amount available to be drawn in respect of the Monthly Servicing Fee, Monthly Interest and Monthly Principal equal to the Policy Amount.

Policy Amount: With respect to any Series of Notes, and any Distribution Date,

     (A)  the sum of:

          (x)  the Monthly Servicing Fee for such Series;

          (y)  Monthly Interest for such Series; and

          (z) the lesser of (i) the Outstanding Amount for such Series on such Distribution Date (after giving effect to any distributions of Available Funds for such Series and any funds withdrawn from the related Spread

               Account to pay Monthly Principal for such Series on such Distribution Date) and (ii) the Net Principal Policy Amount for
               such Series (after giving effect to any distributions of Available Funds for such Series and any funds withdrawn from the Spread Account to pay Monthly Principal for such Series); less

     (B) amounts on deposit in the related Spread Account on such Distribution Date (after giving effect to any withdrawals from the related Spread Account on such Distribution Date).

Pool Balance: With respect to any Series and as of any date means the aggregate Principal Balance of the related Series Receivables as of such date; provided, however, that for purposes of determining Monthly Principal, the Principal Balance of a Defaulted Receivable or a Purchased Asset (if actually purchased by the Servicer) shall be deemed to be zero on and after the close of business on the last day of the Collection Period in which the Receivable becomes a Defaulted Receivable or a Purchased Receivable that is actually purchased.

Predecessor Note: With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

Preference Amounts: With respect to any Series of Notes, has the meaning given to such term in the related Policy.

Prime Rate: The rate announced by Wachovia from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by Wachovia in connection with extensions of credit to debtors.

Proceeding:   Any  suit  in  equity,   action  at  law  or  other   judicial  or
administrative proceeding.

Rating Agency: Each of Moody's and Standard & Poor's and any other rating agency that has been requested to issue a rating with respect to the commercial paper notes issued by any Note Purchaser.

Record Date: With respect to each Distribution Date means the Business Day immediately preceding such Distribution Date, unless otherwise specified herein.

Recoveries: With respect to any Determination Date and any Series of Notes, the aggregate amount of all cash received by the Issuer during the calendar month immediately preceding such Determination Date in respect of any Defaulted Receivable included in the related Series Collateral, including the sale or other disposition of the related Financed Vehicle, proceeds of Insurance Policies with respect to the related Financed Vehicle, or payments made by or on behalf of the related Obligor.

Redemption Date: With respect to any Series of Notes, the Distribution Date specified by the Servicer or the Issuer pursuant to Section 10.1.

Redemption Price: With respect to any Series of Notes, an amount equal to the then Outstanding Amount of such Series of Notes being redeemed plus accrued and unpaid interest thereon.

Required Spread Amount: With respect to any Series of Notes and each Distribution Date, an amount equal to the lesser of (i) the applicable Spread
Account Amount and (ii) the Outstanding Amount of such Series of Notes; provided, however, upon and during the continuance of an Event of Default with respect to such Series or a Trigger Event with respect to such Series, the Required Spread Amount for such Series shall be equal to the Policy Amount for such Series as of such Distribution Date, without giving effect to amounts on deposit in the Spread Account, after giving effect to any draws on the Policy, draws on the Spread Account with respect to such Series and other distributions for such Series pursuant to Section 3.1 on such Distribution Date. Once such Event of Default with respect to such Series or Trigger Event with respect to such Series has been cured or discontinued, the Required Spread Amount for such Series shall be determined as otherwise set forth above.

Responsible Officer: (i) With respect to the Indenture Trustee, any officer within the Indenture Trustee Office of the Indenture Trustee, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and (ii) when used with respect to any other Person that is not an individual, the president, any vice president or assistant vice president or the controller of such Person, or any other officer or employee having similar functions.

Rule 144A: Rule 144A under the Securities Act, promulgated by the Securities and Exchange Commission.

Secured Obligations: With respect to any Series of Notes, all obligations of the Issuer with respect to such Series of Notes.

Secured Parties: With respect to any Series, the Noteholders of such Series, the Indenture Trustee, the Paying Agent and the Insurer.

Securities Act: The Securities Act of 1933, as amended from time to time, together with the rules and regulations in effect from time to time thereunder.

Series: A separate Series of Notes issued pursuant to a Series Supplement to this Indenture.

Series Closing Date: With respect to any Series of Notes, the date of issuance of such Series of Notes, as specified in the related Series Supplement.

Series Collateral: With respect to each Series of Notes, the collateral therefor, as identified in the related Series Supplement.

Series Collection Account: With respect to each Series of Notes, the account established by the Issuer pursuant to the Servicing Agreement as a segregated trust account in the name of the

Indenture Trustee for the benefit of the Secured Parties with respect to such Series of Notes and in which all Series Collections are deposited.

Series Receivables: With respect to any Series of Notes, the Receivables acquired from the related Eligible Trust or Trusts and pledged as part of the related Series Collateral to secure such Series of Notes.

Series Supplement: An indenture supplemental to this Indenture that authorizes a particular Series.

Servicer: Systems & Services Technologies, Inc.

Servicing Agreement: The Servicing Agreement dated as of October 7, 2003, among the Issuer and the Servicer.

Servicing Transfer Agreement: The Servicing Transfer Agreement,  dated April 17,
2003  among  UAC,  the  Insurer,  the  Servicer,   the  Issuer  and  Performance
Securitization Corporation.

Spread Account: As defined in Section 11.2(a).

Spread Account Amount: For any Series of Notes and the related Spread Account, has the meaning given to such term in the related Series Supplement.

Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

State: Any one of the 50 states of the United States of America or the District of Columbia.

Successor Servicing Fee: With respect to each Distribution Date and any Series of Notes, an amount equal to the greater of (a) the Monthly Servicing Fee and
(b) any Successor Servicing Fee payable under the Servicing Agreement.

Trigger Event: For any Series, as defined in the Insurance Agreement.

Trust Indenture Act or TIA: The Trust Indenture Act of 1939, as amended, as in force on the date hereof, unless otherwise specifically provided.

Wachovia: Wachovia Bank, National Association.

Wachovia Capital Markets: Wachovia Capital Markets, LLC.

UAC: Union Acceptance Corporation, an Indiana corporation, and its successors and assigns.

UCC: With respect to any jurisdiction, the Uniform Commercial Code as in effect in the respective jurisdiction.

     Section 1.2 Other Terms.

     All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and used but not specifically defined herein, are used herein as defined in such Article 9.

     Section 1.3 Computation of Time Periods.

     Unless otherwise stated in this Indenture, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

     Section 1.4 Interpretation.

     In each Transaction Document, unless a contrary intention appears:

     (a) the singular number includes the plural number and vice versa;

     (b) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;

     (c) reference to any gender includes each other gender;

     (d) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; and

     (e) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision.


                                   ARTICLE II

                                    THE NOTES

     Section 2.1 Form.

     The Notes part of any Series issued hereunder, together with the related Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A in the related Series Supplement with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     Each Note in a Series shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A to the related Series Supplement are part of the terms of this Indenture and such Series Supplement.

     Section 2.2 Execution, Authentication and Delivery.

     Unless provided otherwise in any applicable Series Supplement, with respect to each Series of Notes issued hereunder:

     (a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be original or facsimile.

     (b) Notes bearing the original or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     (c) [Reserved].

     (d) Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $100,000 and in integral multiples of $1,000 in excess thereof (except for one Note which may be issued in a denomination other than an integral multiple of $1,000 in excess thereof).

     (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee upon Issuer Order by the manual signature of one of its authorized signatories, and such certificate attached to any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     Section 2.3 Notes Issuable in Series.

     The Notes may be issued in one or more Series. Each Note shall bear upon the face thereof the designation so selected for the Series to which it belongs. All Notes of the same Series shall be identical in all respects except for the denominations thereof.

     Each Series of Notes shall be created by a Series Supplement establishing the terms and provisions of such Series, shall be issuable in registered certificated form, and in the denominations as to each Series set forth in the related Series Supplement and shall be authenticated by the Indenture Trustee on the related Series Closing Date upon delivery by the Issuer to the Indenture Trustee and receipt by the Indenture Trustee of the following:

     (a) an Issuer Order authorizing and directing the authentication and delivery of the Notes of such new Series by the Indenture Trustee and specifying the designation of such new Series, the aggregate principal amount of Notes of such new Series to be authenticated and the Note Rate with respect to such new Series;

     (b) a Series Supplement in form satisfactory to the Indenture Trustee, the Deal Agent and the Insurer executed by the Issuer and the Indenture Trustee and specifying the Note Rate and Final Maturity Date of such new Series;

     (c) the Policy related to such Series, executed and delivered by the Insurer;

     (d) an Officer's Certificate of the Issuer dated as of the applicable Series Closing Date to the effect that (i) no Default or Event of Default has occurred with respect to any Series of Notes, (ii) the issuance of the new Series of Notes will not result in any breach of any of the terms, conditions or provisions of or constitute a default under any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it or its property is bound or any order of any court or administrative agency entered in any suit, action or other judicial or administrative proceeding to which the Issuer is a party or by which it or its property may be bound or to which it or its property may be subject, (iii) all representations and warranties of the Issuer set forth in the Indenture and each Transaction Document with respect to each Outstanding Series of Notes are true and correct, without giving effect to any limitations contained therein excluding Transaction Documents relating solely to a Series, in all material respects (to the extent any such representations and warranties do not incorporate a materiality limitation in their terms) as of the Series Closing Date, (iv) all instruments furnished to the Indenture Trustee conform in all material respects to the requirements of this Indenture and the related Series Supplement and constitute all the documents required to be delivered hereunder and thereunder for the Indenture Trustee to authenticate and deliver the new Series of Notes and (v) all conditions precedent provided in this Indenture and the related Series Supplement with respect to the authentication and delivery of the new Series of Notes have been complied with;

     (e) unless otherwise specified in the related Series Supplement, an Opinion of Counsel, subject to the assumptions and qualifications stated therein, and in a form substantially acceptable to the Indenture Trustee, the Deal Agent and the Insurer, dated the applicable Series Closing Date, substantially to the effect that:

     (i) all conditions precedent provided for in this Indenture and the related Series Supplement with respect to the authentication and delivery of the new Series of Notes have been complied with in all material respects;

     (ii) the Issuer is a corporation duly incorporated under the laws of the State of Delaware and has, or at the time of execution and delivery had, the power and authority to execute and deliver the related Series Supplement, this Indenture and each other Transaction Document to which it is a party (other than any Series Supplement or other Transaction Document relating solely to another Series of Notes) and to issue the new Series of Notes;

     (iii)the related Series Supplement, this Indenture and each of the other Transaction Documents to which the Issuer is a party (other than any Series Supplement or other Transaction Document relating solely to another Series of Notes) have been duly authorized, executed and delivered by the Issuer;

     (iv) the new Series of Notes has been duly authorized and executed and, when authenticated and delivered in accordance with the provisions of this Indenture and the related Series Supplement, will constitute valid, binding and enforceable obligations of the Issuer entitled to the benefits of this Indenture and the related Series Supplement, subject, in the case of enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity and by an implied covenant of good faith and fair dealing;

     (v) this Indenture, the related Series Supplement and each of the other Transaction Documents to which the Issuer is a party (other than any Series Supplement or other Transaction Document relating solely to another Series of Notes) are legal, valid and binding agreements of the Issuer, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity and by an implied covenant of good faith and fair dealing;

     (vi) the Issuer is not, and is not controlled by, an "investment company" within the meaning of, or is required to register as an "investment company" under, the Investment Company Act of 1940, and neither this Indenture nor the related Series Supplement is required to be registered under the Trust Indenture Act;

     (vii)the offer and sale of the new Series of Notes is not required to be registered under the Securities Act;

   (viii) the Indenture and the related Series Supplement are effective to create a legal, valid and enforceable security interest in the Series Collateral solely for the benefit of the Secured Parties and that such security interest constitutes a first, perfected security interest in the Series Collateral;

     (ix) the assets of the Issuer will not be substantively consolidated with the assets of UAC in the event of the insolvency of UAC;

     (x) there does not exist any pending or threatened litigation known to such counsel which, if adversely determined, would materially and adversely affect the ability of the Issuer to perform its obligations under any of the Transaction Documents;

     (xi) there is no conflict with or violation of any court decree, injunction, writ or order known to such counsel applicable to the Issuer or any breach or default of any indenture, agreement or other instrument known to such counsel as a result of the issuance of such Series of Notes by the Issuer; and

     (xii)such other matters as the Indenture Trustee, the Deal Agent or the Insurer may reasonably require;

     (f) evidence of the Grant by the Issuer to the Indenture Trustee for the benefit of the Secured Parties of a first priority, perfected security interest in and to the Series Collateral;

     (g) evidence (which, in the case of the filing of financing statements on form UCC-1, may be telephonic, followed by prompt written confirmation) that the Servicer holds the Receivable Files for the related Series Receivables (other than the Receivable Files for Defaulted Receivables subject to disposition pursuant to Section 3.03(c) of the Servicing Agreement) and that the Issuer has caused all assignments, filings (including filing of financing statements on form UCC-l) and recordings to be accomplished as may be reasonably required by law to establish, perfect, protect and preserve the rights, titles, interests, remedies, powers, privileges, licenses and security interest of the Indenture Trustee in the Series Collateral for the benefit of the Secured Parties; and

     (h) such other documents, instruments, certifications, agreements or other items as the Indenture Trustee, the Deal Agent or the Insurer may reasonably require.

Upon satisfaction of such conditions, the Indenture Trustee shall authenticate and deliver, as provided above, such Series of Notes upon execution thereof by the Issuer.

     Each Series of Notes shall be secured by its Series Collateral only and shall not have any rights in the Series Collateral pledged by the Issuer to secure any other Series of Notes.

     Section 2.4 Registration; Registration of Transfer and Exchange.

     (a) The Issuer shall cause to be maintained a register with respect to each Series of Notes issued hereunder (each, a "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Paying Agent shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

     (b) If a Person other than the Paying Agent is appointed by the Issuer as Note Registrar with respect to any Series, the Issuer will give the Indenture Trustee and the Paying Agent prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee and the Paying Agent shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee and the Paying Agent shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

     (c) Upon surrender for registration or transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, and if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute and cause the Indenture Trustee to authenticate one or more new Notes, in any authorized denominations, and a like aggregate principal amount. A Noteholder may also obtain from the Indenture Trustee, in the name of the designated transferee or transferees one or more new Notes, in any authorized denominations, and a like aggregate principal amount.

     (d) At the option of the Holder, Notes of a Series may be exchanged for other Notes of such Series in any authorized denominations, and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, and if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute and upon its written request the Indenture Trustee shall authenticate the Notes which the Noteholder making the exchange is entitled to receive.

     (e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     (f) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in the form attached hereto Exhibit A, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Paying Agent may require.

     (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

     (h) Notwithstanding, the preceding provisions of this Section, the Issuer shall not be required to make, and the Note Registrar shall not be required to register, transfers or exchanges of Notes selected for redemption for a period of five (5) days preceding any Distribution Date.

     (i) Each transfer of a Note pursuant to this Section 2.4 shall comply in all respects with the requirements of Section 2.14. The Note Registrar shall not register any transfer of any Note that is not made in compliance with the provisions of Section 2.14 and any transfer purported to be made that is not in compliance with the provisions of Section 2.14 shall be null and void.

     Section 2.5 Mutilated, Destroyed, Lost or Stolen Notes.

     (a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and the Insurer (unless an Insurer Default shall have occurred and be continuing) such security or indemnity as may be required by them to hold the Issuer, Insurer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its written request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, the Issuer may, instead of issuing a replacement Note, direct the Indenture Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents such original Note for payment, the Issuer, the Insurer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Insurer or the Indenture Trustee in connection therewith.

     (b) Upon the issuance of any replacement Note under this Section, the Issuer or the Indenture Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar and their counsel) connected therewith.

     (c) Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     (d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 2.6 Persons Deemed Owner.

     Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

     Section 2.7 Payments on the Notes.

     (a) The Notes shall accrue interest daily and such interest shall be payable to the respective Noteholders on each Distribution Date. The Deal Agent shall determine the Monthly Interest to be due to each Series of Notes on each Distribution Date and shall advise the Servicer, the Paying Agent and the Indenture Trustee thereof on the third Business Day preceding such Distribution Date. All payments of interest or principal payable on any Note shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date no later than 11:00 a.m., New York City time, on each Distribution Date by wire transfer of immediately available funds to the account specified by such Person on the Note Register. Notwithstanding the foregoing, the final distribution in respect of any Note will be payable only upon presentation and surrender of such Note at the office or agency maintained for that purpose by the Note Registrar pursuant to Section 3.2 hereof. Any funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

     (b) If the Issuer defaults in a payment of interest on a Series of Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Rate to the extent lawful on such Series of Notes. The Issuer shall pay such defaulted interest (and accrued interest thereon) to the Persons who are Noteholders of such Series of Notes as provided under Section 3.1 on the next Distribution Date. The Issuer, the Indenture Trustee and the other parties to the Transaction Documents intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Transaction Documents shall ever be construed to provide for interest in excess of the maximum amount of interest permitted to be contracted for, charged, or received by Applicable Law from time to time in effect. Neither the Issuer nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Outstanding Amount or any other obligation hereunder or under the Notes shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully contracted for, charged, or received under Applicable Law from time to time in effect, and the provisions of this section shall control over all other provisions of the Transaction Documents which may be in conflict or apparent conflict herewith.

     Section 2.8 Cancellation.

     All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. The Issuer shall provide written notice to the Note Registrar of any Notes that it delivers to the Indenture trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture or any applicable Series Supplement. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

     Section 2.9 [Reserved].

     Section 2.10 Increased Costs; Capital Adequacy; Illegality.

     (a) If either (i) the introduction of, any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in, or any change in the interpretation of, any law or regulation or (ii) the compliance by an Affected Party with any guideline or request, from any central bank or other Governmental Authority (whether or not having the force of law), shall (A) subject an Affected Party to any tax (except for taxes on the overall net income of such Affected Party), duty or other charge with respect to the Indenture or the Notes, or on any payment made hereunder, (B) impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve
System, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Affected Party or (C) impose any other condition affecting a Note Purchaser's rights hereunder, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then within ten (10) days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Issuer shall, subject to the Non-Recourse Provisions, pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered.

     (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or
(ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other Governmental Authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, within ten (10) days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Issuer, subject to the Non-Recourse Provisions, shall pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction.

     (c) If as a result of any event or circumstance similar to those described in clauses (a) or (b) of this Section, any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of the Notes hereunder, then within ten (10) days after demand by such Affected Party, the Issuer, subject to the Non-Recourse Provisions, shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts payable or paid by it.

     (d) In determining any amount provided for in this Section, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section shall submit to the Servicer and the Issuer a written description as to such additional or increased cost or reduction and the calculation thereof, which written description shall be conclusive absent demonstrable error.

     Section 2.11 Taxes.

     (a) All payments made by the Issuer or the Servicer under this Indenture will be made free and clear of and without deduction or withholding for or on account of any taxes. If any taxes are required to be withheld from any amounts payable to the Deal Agent, the Liquidity Agent or any Secured Party, then the amount payable to such Person will be increased (such increase, the "Additional Amount") such that every net payment made under this Agreement after withholding for or on account of any taxes (including, without limitation, any taxes on such increase) is not less than the amount that would have been paid had no such deduction or withholding been deducted or withheld. The foregoing obligation to pay Additional Amounts, however, will not apply with respect to net income or franchise taxes imposed on a Note Purchaser or the Deal Agent, respectively, with respect to payments required to be made by the Issuer or the Servicer under this Indenture, by a taxing jurisdiction in which such Note Purchaser or the Deal Agent is organized, conducts business or is paying taxes as of the Closing Date (as the case may be).

     (b) The Issuer, subject to the Non-Recourse Provisions, will indemnify each Affected Party for the full amount of taxes (other than income or franchise taxes) arising in respect of payments due such Person hereunder (except to the extent provided in subsection (a) above) and payable by such Person in addition to Additional Amounts and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. All payments in respect of this indemnification shall be made within ten (10) days after written invoice therefor is delivered to the Issuer and the Servicer.

     (c) Within 30 days after the date of any payment by the Issuer of any taxes in connection with a deduction or withholding described in subsection (a) above, the Issuer will furnish to the Deal Agent, at its address set forth under its name on the signature pages hereof, appropriate evidence of payment thereof.

     (d) If a Note Purchaser is not created or organized under the laws of the United States or a political subdivision thereof, such Note Purchaser shall deliver to the Issuer, with a copy to the Deal Agent, (i) within 15 days after the date hereof, or, if such Note Purchaser becomes a Note Purchaser after the Closing Date, the date on which such Note Purchaser becomes a Note Purchaser hereunder, two (or such other number as may from time to time be prescribed by Applicable Law) duly completed copies of IRS Form W-8BEN or Form W-8ECI (or any successor forms or other certificates or statements that may be required from time to time by the relevant United States taxing authorities or Applicable
Law), as appropriate, to permit the Issuer to make payments hereunder for the account of such Note Purchaser, as the case may be, without deduction or withholding of United States federal income or similar taxes and
(ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 2.11(d), copies (in such numbers as may from time to time be prescribed by Applicable Law) of such additional, amended or successor forms, certificates or statements as may be required under Applicable Law to permit the Issuer to make payments hereunder for the account of such Note Purchaser, without deduction or withholding of United States federal income or similar taxes.

     (e) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Note Purchasers in connection with this Indenture or the funding or maintenance of the Outstanding Amount hereunder, the Note Purchasers are required to compensate a bank or other financial institution in respect of taxes under circumstances similar to those described in this Section, then within ten (10) days after demand by the Note Purchasers, the Issuer, subject to the Non-Recourse Provisions, shall pay to the Note Purchasers such additional amount or amounts as may be necessary to reimburse the Note Purchasers for any amounts paid by them.

     (f) Without prejudice to the survival of any other agreement of the Issuer hereunder, the agreements and obligations of the Issuer contained in this Section shall survive the termination of this Indenture and any applicable Series Supplement.

     Section 2.12 [Reserved].

     Section 2.13 [Reserved].

     Section 2.14 Certain Transfer Restrictions.

     No Note may be sold or transferred (including, without limitation, by pledge or hypothecation) unless such sale or transfer is (i) pursuant to a valid registration under the Securities Act and any applicable state securities or "Blue Sky" laws, or (ii) pursuant to an exemption from the registration requirements of the Securities Act, and, in each case, in compliance with any applicable state securities or "Blue Sky" laws. Prior to any sale or transfer of the Notes described in clause (ii) above, each prospective purchaser of the Notes will be deemed to have represented to the Indenture Trustee and the Note Registrar and agreed as follows:

     (a) It is a qualified institutional buyer as defined in Rule 144A and is acquiring the Notes for its own institutional account or for the account of a qualified institutional buyer.

     (b) It understands that the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been registered under the Securities Act and that (i) the Notes may be offered, resold, pledged or otherwise transferred only (A) to a person who the seller reasonably believes is a qualified institutional buyer in a transaction exempt from the registration requirements of the Securities Act, and, in each case, in compliance with any applicable state securities or "Blue Sky" laws or (B) pursuant to an effective registration statement, and in each case, in accordance with any applicable laws of any State of the United States or any other applicable jurisdiction and (ii) the purchaser will, and each subsequent holder is required to, notify any subsequent purchaser from it of the resale restrictions set forth in clause
(i) above.

     (c) It understands that the Notes will bear a legend substantially as set forth in Section 2.15.

     (d) It acknowledges that the Indenture Trustee, the Issuer, and their respective Affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements. If it is acquiring any Notes for the account of one or more qualified institutional buyers, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

     (e) It is not acquiring the Notes with plan assets of any "employee benefit plan" subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any "plan" subject to Section 4975 of the Code (a "Plan Entity") unless its purchase and holding of the Notes will not result in a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

     In addition, such prospective purchaser shall be responsible for providing additional information or certification, as shall be reasonably requested by the Indenture Trustee or the Issuer, to support the truth and accuracy of the foregoing acknowledgments, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes. Neither the Issuer nor the Indenture Trustee is obligated to register the Notes under the Securities Act or any state securities laws.

     In determining  compliance with the transfer restrictions contained in this
Section 2.14, the Indenture Trustee may conclusively rely upon a written opinion of counsel (which may include in-house counsel of the transferor), the cost of obtaining which shall be an expense of the Holder of the Note to be transferred.

     Notwithstanding any provision to the contrary herein contained, each of the parties recognize and hereby agree that the Initial Noteholder may transfer any portion or all of its right, title and interest in, to and under any Note owned by it to any Person from time to time providing liquidity or credit support to such Noteholder without compliance with the provisions of this Section 2.14 (other than the provisions set forth in the first sentence of this Section 2.14); provided, however, that no such transferee may be a Benefit Plan, trust, annuity or account subject to ERISA or a plan described in Section 4975(E)(1) of the Code, an indenture trustee of any of the foregoing, or an entity, account or other pooled investment fund the underlying assets of which include or are deemed to include assets of any of the foregoing.

     Section 2.15 Legending of Notes.

     Unless otherwise provided in any applicable Series Supplement, each Note part of a Series issued hereunder shall bear a legend in substantially the following form:

     THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER

SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933) (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE
TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE
TRANSFERRED, ONLY (1) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, (2) TO THE SELLER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY TO THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

     IN NO EVENT SHALL THIS SECURITY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST ANNUITY OR ACCOUNT SUBJECT TO ERISA OR A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE, (ANY SUCH PLAN, TRUST OR ACCOUNT BEING REFERRED TO AS AN "EMPLOYEE PLAN"), A TRUSTEE OF ANY EMPLOYEE PLAN, OR AN ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND THE UNDERLYING ASSETS OF WHICH INCLUDE OR ARE DEEMED TO INCLUDE EMPLOYEE PLAN ASSETS BY REASON OF AN EMPLOYEE PLAN'S INVESTMENT IN THE ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND, UNLESS THE ACQUISITION OR TRANSFER AND CONTINUED HOLDING OF THE NOTES WILL NOT, AND BY ITS ACCEPTANCE AND HOLDING OF ANY NOTES, THE TRANSFEREE WILL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION AND HOLDING OF THE NOTES WILL NOT, RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE INCLUDED WITHIN THE DEFINITION OF "EMPLOYEE PLANS" ARE, WITHOUT LIMITATION, KEOGH (HR-10) PLANS, IRA's (INDIVIDUAL RETIREMENT ACCOUNTS OR ANNUITIES) AND OTHER EMPLOYEE BENEFIT PLANS, SUBJECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.


                                  ARTICLE III

                                    COVENANTS

     Section 3.1 Distributions.

     The Issuer will duly and punctually pay the principal of and interest on each Series of Notes in accordance with the terms of such Series of Notes, this Indenture and the applicable Series Supplement. Without limiting the foregoing, the Issuer will cause the Paying Agent to distribute all amounts on deposit in the related Series Collection Account on each Distribution Date, in the order of priority set forth within the following subsections:

     (a) On each Distribution Date (unless the Notes of such Series shall have been declared to be due and payable under Section 5.2 following an Event of Default), the Paying Agent shall apply or cause to be applied the Available Funds in the Series Collection Account for the prior Collection Period (plus any amounts withdrawn from the Spread Account or drawn on the Policy pursuant to
Section 8.1), to make the following payments in the listed order of priority:

     (i) first, to the extent not previously distributed to the Indenture Trustee and the Paying Agent all accrued and unpaid fees and expenses, and any indemnification amounts allocable to such Series of Notes owed by the Issuer to the Indenture Trustee and the Paying Agent acting in any capacities under the Indenture, to the Indenture Trustee and the Paying Agent; and (B) second, to the extent not previously distributed, the Monthly Servicing Fee, any unpaid Transition Costs and the Successor Servicing Fee, if any, including any such overdue Monthly Servicing Fee and overdue Successor Servicing Fee, if any, to the Servicer;

     (ii) to each Noteholder of such Series of Notes, the related Monthly Interest accrued during the related Interest Period and any past due interest;

     (iii)to each Noteholder of such Series of Notes, such Noteholder's pro rata portion of the related Monthly Principal for the related Collection Period;

     (iv) to the Insurer, (1) the premium due with respect to the related Policy, including any overdue premium thereon plus accrued interest thereon at the rate specified in the Insurance Agreement; and (2) thereafter, to the extent not reimbursed to Servicer from Liquidation Proceeds under Section 3.1(d), such Series pro rata portion of any indemnity payments that the Servicer is entitled to receive from UAC (but which UAC has failed to pay) under the Servicing Transfer Agreement, to the Servicer;

     (v) to the Insurer, the aggregate amount of all unreimbursed draws made on the related Policy in respect of the Monthly Servicing Fee for such Series of Notes, Monthly Interest for such Series of Notes and Monthly Principal for such Series of Notes and any other amounts payable to the Insurer under the Insurance Agreement for such Series of Notes, including any Insurer Defense Costs for such Series of Notes, plus accrued interest thereon at the rate provided in the Insurance Agreement;

     (vi) to the Spread  Account  for such  Series of Notes  pursuant to Section
          11.2;

     (vii) the balance for deposit in the Master Trust Account.

     (b) Notwithstanding the foregoing, the Policy will not be available to pay any shortfall of Monthly Interest or Monthly Principal with respect to any Series of Notes payable to the Holders of such Notes on any Redemption Date.

     (c) If on any Distribution Date, other than the Final Maturity Date or the Redemption Date for a Series of Notes, there are not sufficient Available Funds to pay the distributions required by Section 3.1(a)(i) through (iii) with respect to a Series of Notes, then the amount of Monthly Principal payable on such date shall be reduced by the lesser of (A) the amount of such shortfall and
(B) the amount, if any, by which the Outstanding Amount of such Series of Notes as of the Distribution Date (after giving effect to all payments of principal on such date) was less than the Pool Balance of the related Series Receivables as of the end of the Collection Period to which that Distribution Date relates.

     (d) On each Distribution Date, the Paying Agent shall remit to the Servicer in accordance with its written instruction from Liquidation Proceeds the following amounts: (A) any amounts expended by the Servicer for the account of the Obligor and any amounts remitted by the Servicer to the Obligor in accordance with the law, and (B) to the extent Servicer is entitled thereto: (a) expenses of pursuing recourse to Dealers under Section 3.03(a) of the Servicing Agreement; (b) reimbursable expenses under Section 3.13 of the Servicing Agreement; and (c) any indemnity payments that Servicer is entitled to receive from UAC (but which UAC has failed to pay) under the Servicing Transfer Agreement.

     Section 3.2 Maintenance of Office or Agency.

     The Issuer will maintain in New York City, New York, an office or agency where Notes may be surrendered for registration of transfer or exchange of the Notes, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints JPMorgan Chase Bank as the Note Registrar to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Note Registrar of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Note Registrar with the address thereof, such surrenders, notices and demands may be made or served at the Indenture Trustee Office, and the Issuer hereby appoints the Note Registrar as its agent to receive all such surrenders, notices and demands.

     Section 3.3 Money for Payments to be Held in Trust.

     (a) As provided in Section 4.02 of the Servicing Agreement, all payments of amounts due and payable with respect to Notes of any Series that are to be made from amounts withdrawn from the related Series Collection Account, Spread Account or Payahead Account shall be made on behalf of the Issuer by the Paying Agent, and no amounts so withdrawn from the Series Collection Account, Spread Account or Payahead Account for payments with respect to such Notes shall be paid over to the Issuer except as provided in this Section.

     (b) On or before each Series Closing Date for a Series of Notes, as provided in Section 4.01 of the Servicing Agreement, the Issuer shall establish the Series Collection Account for such Series entitled "Series Collection Account for Series ___ of Notes Issued by UAC Securitization Corporation" as a trust account in the name of the Indenture Trustee, which account shall be maintained by the Paying Agent in accordance with this Indenture and the Servicing Agreement.

     (c) On or before each Distribution Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the related Series Collection Account all Collections, such amounts to be held in trust for the benefit of the Persons entitled thereto and shall promptly notify the Indenture Trustee of its action or failure so to act.

     (d) JPMorgan Chase Bank is hereby appointed as, and hereby accepts such appointment, and agrees to act as, the initial Paying Agent hereunder and is hereby authorized by the Issuer and each Secured Party to make payments to and distributions from each Series Collection Account, each Payahead Account and each Spread Account.

     (e) The Paying Agent hereby agrees with the Indenture Trustee, subject to the provisions of this Section and any applicable Series Supplement, to:

     (i) hold all sums held by it for the payment of amounts due with respect to the Notes of each Series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

     (ii) give the Indenture Trustee prompt written notice of any default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

     (iii)at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

     (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

     (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     (f) Subject to applicable laws with respect to the escheat of funds, any money held by the Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request and shall be deposited by the Paying Agent in the related Series Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Paying Agent and the Indenture Trustee with respect to such trust money shall thereupon cease; provided, however, that the Paying Agent, before being required to make any such repayment to the Issuer, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Paying Agent shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of the Paying Agent, at the last address of record for each such Holder).

     Section 3.4 Existence.

     (a) The Issuer will keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Series Collateral for each Series of Notes and each other instrument or agreement included in such Series Collateral.

     (b) The Issuer will do all things necessary to maintain its existence separate and apart from UAC and the Servicer and all other Affiliates of UAC and the Servicer, including, without limitation, (i) practicing and adhering to corporate formalities, such as maintaining appropriate books and records; (ii) refraining from holding itself out as responsible for debts of any of its Affiliates or for decisions or actions with respect to the affairs of any of its Affiliates; (iii) maintaining all of its deposit and other bank accounts and all of its assets separate from those of any other Person; (iv) maintaining all of its financial records separate and apart from those of any other Person and ensuring UAC's consolidated financial statements relating to the Issuer and its Affiliates on a consolidated basis contain appropriate disclosures concerning the Issuer's separate existence; (v) accounting for and managing all of its liabilities separately from those of any of its Affiliates; (vi) refraining from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving the Issuer, UAC, the Servicer or any other Affiliate of the Issuer to substantively consolidate assets and liabilities of the Issuer with the assets and liabilities of any such Person or any other Affiliate of the Issuer; (vii) maintaining adequate capitalization in light of its business and purpose; and (viii) conducting all of its business (whether written or oral) solely in its own name.

     Section 3.5 Protection of Series Collateral.

     The Issuer intends the security interests Granted in the Series Collateral for a Series of Notes pursuant to each Series Supplement in favor of the related Secured Parties to be prior to all other liens in respect of such Series Collateral, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee, for the benefit of such Secured Parties a first lien on and a first priority, perfected security interest in such Series Collateral. The Issuer will from time to time prepare (or cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

     (a) Grant more effectively all or any portion of the Series Collateral to the related Secured Parties;

     (b) maintain or preserve the Liens and security interests (and the priorities thereof) in favor of the Indenture Trustee for the benefit of the Secured Parties created by this Indenture and the related Series Supplement or carry out more effectively the purposes hereof,

     (c) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture and the related Series Supplement;

     (d) enforce any of the Series Collateral for the benefit of the Secured Parties;

     (e) preserve and defend title to the Series Collateral and the rights of the Indenture Trustee in such Series Collateral against the claims of all persons and parties; and

     (f) pay all taxes or assessments levied or assessed upon the Series Collateral when due.

     The Issuer hereby designates the Indenture Trustee as its agent and attorney-in-fact to authorize and file, upon receipt of written direction from the Issuer, any financing statement, continuation statement or other instrument required by this Section.

     Section 3.6 Opinions as to Series Collateral.

     (a) On each Series Closing Date, the Issuer shall furnish to the Indenture Trustee, the Paying Agent, the Insurer and the Deal Agent an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, the related Series Supplement, any indentures supplemental hereto, and any other requisite documents, and with respect to the authorization and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in the related Series Collateral in favor of the Indenture Trustee, for the benefit of the Secured Parties, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

     (b) Within 90 days after the beginning of each calendar year, beginning with the first calendar year beginning more than three months after the initial Series Closing Date, the Issuer shall furnish to the Indenture Trustee, the Paying Agent, the Deal Agent and the Insurer with respect to each Series of Notes and the related Series Collateral an Opinion of Counsel stating that, in the opinion of such counsel, either (i) such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, the related Series Supplement, any indentures supplemental hereto and any other requisite documents, with respect to possession of the related Series Receivables by the Indenture Trustee and with respect to the authorization and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or (ii) no such action is necessary to maintain such lien and security interest and stating that no event or occurrence that would necessitate or require any action to be taken to maintain such lien and security interest has occurred. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, the related Series Supplement, any indentures supplemental hereto and any other requisite documents and the authorization and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until January 30 of the following calendar year.

     Section 3.7 Performance of Obligations; Servicing of Receivables.

     (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any instrument or agreement included in any of the Series Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the other Transaction Documents or such other instrument or agreement.

     (b) The Issuer may contract with other Persons acceptable to the Deal Agent and the Controlling Party to assist it in performing its duties under this Indenture and any applicable Series Supplement, and any performance of such duties by a Person identified to the Indenture Trustee and the Insurer in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

     (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture and each Series Supplement, the other Transaction Documents and in the instruments and agreements included in all of the Series Collateral, including but not limited to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and any applicable Series Supplement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consents of the Indenture Trustee, the Deal Agent and the Controlling Party.

     (d) If a Responsible Officer of the Issuer shall have actual knowledge of the occurrence of a Servicer Termination Event, the Issuer shall promptly notify the Indenture Trustee, the Controlling Party and the Deal Agent thereof in accordance with Section 13.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If a Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Series Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

     (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer of its duties under the Transaction Documents without the prior consent of the Controlling Party.

     (f) Upon the resignation or termination of the Servicer pursuant to Section 6.05, 7.01 or 8.01 of the Servicing Agreement, the Issuer shall appoint a successor Servicer acceptable to the Controlling Party. If the Paying Agent shall succeed to the Servicer's duties as servicer of the Receivables as provided in Section 7.02 of the Servicing Agreement, it shall do so in its individual capacity and not in its capacity as Paying Agent and, accordingly, the provisions of Article VI shall be inapplicable to the Paying Agent in its duties as the successor to the Servicer and the servicing of any Series Receivables. In case the Paying Agent shall become successor to the Servicer under the Servicing Agreement, the Paying Agent shall be entitled to appoint as Servicer one of its Affiliates; provided that it shall not be liable for the actions and omissions of any such Affiliate in such capacity as successor Servicer appointed with due care.

     (g) Upon any termination of the Servicer's rights and powers pursuant to the Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Paying Agent and the Insurer. As soon as a successor Servicer is appointed, the Issuer shall notify the Indenture Trustee, the Paying Agent and the Insurer of such appointment, specifying in such notice the name and address of such successor Servicer.

     Section 3.8 [Reserved].

     Section 3.9 Negative Covenants.

     So long as any Notes of any Series are Outstanding, the Issuer shall not:

     (a) except as expressly permitted by this Indenture, any applicable Series Supplement or the other Transaction Documents, sell, transfer, exchange or otherwise dispose of any of the Series Collateral, without the prior consent of the Controlling Party and the Deal Agent;

     (b) claim any credit on, or make any deduction from the payment of the principal or interest payable in respect of, the Notes of any Series (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of any of the Series Collateral;

     (c) (A) permit the validity or effectiveness of this Indenture or any applicable Series Supplement to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture and any applicable Series Supplement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby or any applicable Series Supplement, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture and any applicable Series Supplement) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics liens and other liens that arise subsequent to the Closing Date by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture and any applicable Series Supplement not to constitute a valid first priority (other than with respect to any such tax, mechanics, or other lien) security interest in any of the Series Collateral or (D) amend, modify or fail to comply with the provisions of the Transaction Documents without the prior consents of the Deal Agent and the Controlling Party; or

     (d) dissolve or liquidate in whole or in part.

     Section 3.10 Annual Statement as to Compliance.

     The Issuer will deliver to the Indenture Trustee, the Controlling Party, the Paying Agent and the Deal Agent, within ninety (90) days after the end of each fiscal year of the Issuer (commencing in 2004) an Officer's Certificate dated as of December 31 of the prior year stating that

     (a) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

     (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     Section 3.11 Issuer May Consolidate, etc., Only on Certain Conditions.

     (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

     (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall (A) be a Person organized and existing under the laws of the United States or any State and (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, the Deal Agent and the Insurer, in form and substance satisfactory to the Indenture Trustee, the Deal Agent and the Insurer (so long as no Insurer Default shall have occurred and be continuing), the due and punctual payment of principal of and interest on all Notes of any Series and the performance or observance of every agreement and covenant of this Indenture and any Series Supplement and each other Transaction Document on the part of the Issuer to be performed or observed, all as provided herein;

     (ii) immediately after giving effect to such consolidation or merger, no Default or Event of Default shall have occurred and be continuing;

     (iii)the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee, the Deal Agent and the Insurer to the effect that such consolidation or merger will not have any material adverse tax consequence to the Issuer, the Insurer, or any Noteholder of any Series;

     (iv) any action as is necessary to maintain the Lien and security interest created by this Indenture and any Series Supplement shall have been taken;

     (v) as a result of such transaction, the Issuer's status (or the status of such resulting entity) as a bankruptcy remote business entity would not, to the reasonable satisfaction of each of the Insurer and the Deal Agent, be impaired;

     (vi) the Issuer shall have delivered to the Indenture Trustee, the Deal Agent and the Insurer an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause
          (iv) above or that no such actions will be taken) each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent provided for in this Indenture and the related Series Supplement have been complied with; and

     (vii)the Issuer shall have given the Controlling Party written notice of such consolidation or merger at least twenty (20) Business Days prior to the consummation of such action.

     (b) Except in connection with a Grant of Series Collateral in connection with the issuance by the Issuer of a Series of Notes, the Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in any Series Collateral, to any Person (except as expressly permitted by the Transaction Documents), unless:

     (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, the Deal Agent and the Insurer, in form and substance satisfactory to the Indenture Trustee and the Insurer (so long as no Insurer Default shall have occurred and be continuing), the due and punctual payment of the principal of and interest on all Notes of any Series and the performance or observance of every agreement and covenant of this Indenture and any Series Supplement and each other Transaction Document on the part of the Issuer to be performed or observed, all as provided herein, and (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Secured Parties;

     (ii) immediately after giving effect to such conveyance or transfer, no Default under any Series of Notes or Event of Default under any Series of Notes shall have occurred and be continuing;

     (iii)the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee, the Deal Agent and the Insurer (so long as no Insurer Default shall have occurred and be continuing) to the effect that such conveyance or transfer will not have any material adverse tax consequence to the Issuer, the Insurer or any Noteholder;

     (iv) any action as is necessary to maintain the Lien and security interest created by this Indenture and any Series Supplement shall have been taken;

     (v) as a result of such transaction, the Issuer's status (or the status of such resulting entity) as a bankruptcy remote business entity would not, to the reasonable satisfaction of each of the Insurer and the Deal Agent, be impaired;

     (vi) the Issuer shall have delivered to the Indenture Trustee, the Deal Agent and the Insurer an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause
          (iv) above or that no such actions will be taken) each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for in this Indenture and the related Series Supplement have been complied with; and

     (vii)the Issuer shall have given the Controlling Party written notice of such conveyance or transfer of properties or assets at least twenty
          (20) Business Days prior to the consummation of such action.

     Section 3.12 [Reserved].

     Section 3.13 No Other Business.

     The Issuer shall not engage in any business other than the purchase of Series Receivables and other Series Collateral, the financing and/or resale of such Series Receivables and other Series Collateral and the other transactions permitted or contemplated by this Indenture, any applicable Series Supplement and the other Transaction Documents, the Master Trust Agreement and the transactions described therein, and activities incidental thereto.

     Section 3.14 No Borrowing.

     The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes or
(ii) any other Indebtedness permitted by or arising under the Transaction Documents. The proceeds of a Series of Notes shall be used exclusively to fund the Issuer's purchase of the related Series Receivables and other Series Collateral and to pay the Issuer's organizational, transactional and start-up expenses.

     Section 3.15 Servicer's Obligations.

     The Issuer shall cause the Servicer to comply with terms and provisions of the Servicing Agreement.

     Section 3.16 Guarantees, Loans, Advances and other Liabilities.

     Except as contemplated by this Indenture and any applicable Series Supplement, the other Transaction Documents, the Master Trust Agreement and the respective transactions identified or contemplated therein, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     Section 3.17 Capital Expenditures.

     The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     Section 3.18 Compliance with Laws.

     The Issuer shall comply with the requirements of all Applicable Laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Transaction Document.

     Section 3.19 Restricted Payments.

     The  Issuer  will  not,  directly  or  indirectly,   make  payments  to  or
distributions from any Series Collection Account except in accordance with this Indenture, any applicable Series Supplement and the Transaction Documents.

     Section 3.20 Notice of Events of Default.

     Upon a Responsible Officer of the Issuer having actual knowledge thereof, the Issuer agrees to give the Indenture Trustee, the Paying Agent, the Deal Agent and the Insurer prompt written notice of each Event of Default under any Series of Notes and each default on the part of the Servicer of its obligations under the Servicing Agreement.

     Section 3.21 Further Instruments and Acts.

     Upon request of the Indenture Trustee, the Controlling Party or the Deal Agent, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture including Series Supplements.

     Section 3.22 Amendments of Servicing Agreement.

     The Issuer shall not agree to any amendment to the Servicing Agreement unless the Deal Agent and the Controlling Party each consent to each such amendment.

     Section 3.23 Income Tax Characterization.

     For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer shall treat the Notes as indebtedness of the Issuer and hereby instructs the Indenture Trustee to treat such Notes as indebtedness of the Issuer for federal state tax reporting purposes.

     Section 3.24 Transactions with Affiliates.

     The Issuer shall not enter into, or be a party to, any transaction with any of its Affiliates, except the transactions permitted or contemplated by this Indenture, any applicable Series Supplement, any other Transaction Document or the Master Trust Agreement.

     Section 3.25 Location of Offices; Corporate Name.

     The Issuer shall not, without providing 30 days prior written notice to the Indenture Trustee and without filing such amendments to any previously filed financing statements as the Secured Parties may require (a) change the location of its principal executive office, or (b) change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed by the Issuer in accordance with this Indenture or any applicable Series Supplement misleading within the meaning of Section 9-506 of any applicable enactment of the UCC. The Issuer shall at all times maintain each office in which it holds or services Receivables and its principal executive office within the United States of America.

     Section 3.26 [Reserved].

     Section 3.27 Maintenance of Books and Records; Inspections.

     The Issuer shall maintain its books and records separate from the books and records of any other entity. The officers of the Deal Agent and of the Insurer, or such employees of the Deal Agent and of the Insurer as the Deal Agent or the Insurer may designate, with reasonable notice, may each visit and inspect any of the properties of the Issuer, examine (by the Deal Agent, the Insurer or either of their agents or employees) any of the Series Collateral or other assets of the Issuer, including the books of account of the Issuer, and discuss the affairs, finances and accounts of the Issuer with its officers and with its independent accountants, at such times as they may reasonably desire.

     The Deal Agent and the Insurer may each conduct at any time, with reasonable notice, and from time to time, and the Issuer will fully cooperate with, field examinations and audits of the inventory, Receivables and business affairs of the Issuer. Such examination will be conducted no more than twice per year, except upon the occurrence of any material adverse change in the financial condition of a Issuer, in which case such examination may be conducted as often as desired and without prior notice by the Deal Agent or the Insurer. The Issuer shall reimburse each of the Deal Agent and the Insurer for all out-of-pocket costs and expenses in connection with such examinations.

     Section 3.28 No Commingling.

     The Issuer shall maintain bank accounts separate from all other Persons and no funds of the Issuer shall be commingled with funds of any other entity.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

     Section 4.1 Satisfaction and Discharge of Indenture.

     Except as otherwise provided in any applicable Series Supplement, this Indenture shall cease to be of further effect with respect to any Series of Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) for a period of one year and one day after payment in full of all of the Notes under all Series, Sections 3.3, 3.4, 3.5, 3.7, 3.9, 3.11, 3.13, 3.17, 3.18,
3.20, 3.21 and 3.22, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including, without limitation, the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under
Section 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture and any applicable Series Supplement with respect to such Notes, when:

     (A) either:

          (1) all Notes part of such Series theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (ii) Notes for the payment of which money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation and written notice of delivery of such Notes to the Indenture Trustee for cancellation has been given to the Note Registrar; or

          (2) all Notes part of such Series not theretofore delivered to the Indenture Trustee for cancellation:

     (i)  have become due and payable, or

     (ii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer,  in the case of  subclauses  (i) or (ii) of subsection
          (A)(2) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee or the Paying Agent, on behalf of the Indenture Trustee, cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore called for redemption pursuant to Section 10.1 Redemption Date and has provided written notice of such to the Note Registrar;

     (B) the Issuer has paid or performed or caused to be paid or performed all amounts and obligations which the Issuer may owe to or on behalf of (1) the Indenture Trustee for the benefit of itself and the Noteholders under this Indenture and any applicable Series Supplement or the Notes and (2) the Insurer under this Indenture and any applicable Series Supplement and the other Transaction Documents; and

     (C) the Issuer has delivered to the Indenture Trustee and the Deal Agent an Officer's Certificate (and, if required, an Opinion of Counsel), meeting the applicable requirements of Section 13.1(a) and stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture and any applicable Series Supplement have been satisfied.

     Section 4.2 Application of Money Held in Trust.

     All monies deposited with the Paying Agent pursuant to Section 4.1 with respect to any Series of Notes shall be held in trust in the related Series Collection Account and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment of all sums due and to become due thereon for principal and interest to the Holders of such Series of Notes for the payment or redemption of which such monies have been deposited with the Paying Agent.

     Section 4.3 Repayment of Monies Held by Paying Agent.

     In connection with the satisfaction and discharge of this Indenture with respect to any Series of Notes, all monies then held by the Paying Agent under the provisions of this Indenture with respect to such Series of Notes shall be applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.


                                   ARTICLE V

                                    REMEDIES

     Section 5.1 Events of Default.

     "Event of Default", with respect to any Series wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) Failure on the part of the Issuer to make any payment of interest on or principal of, such Series of Notes which is or has become due under the terms of the Transaction Documents when the same becomes due and payable, and such default shall continue for a period of five (5) days;

     (b) Failure on the part of the Issuer to duly observe or to perform in any respect any other covenants or agreements of the Issuer set forth in any Transaction Document, which failure shall continue unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of
(i) the date on which written notice of such failure is given to the Issuer by the Deal Agent, the Insurer or the Indenture Trustee or (ii) the date on which the Issuer has (or should have had) knowledge thereof;

     (c) Any representation or warranty of the Issuer in any of the Transaction Documents is discovered to be untrue in any material respect or any statement or certificate furnished by the Issuer pursuant hereto is discovered to be untrue in any material respect on the date as of which the facts therein set forth or so certified were deemed to have been made and such breach not having been cured within thirty (30) days after notice thereof is given to the Issuer by the Deal Agent, the Indenture Trustee or the Controlling Party;

     (d) If the Issuer (i) shall generally not pay, or shall be unable to pay, or shall admit in writing its inability to pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or for a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect; or (iv) shall have had any such action or application filed or any such proceeding commenced against it in which an order for relief is requested or entered or an adjudication or appointment is made (which application or proceeding is not dismissed within thirty (30) days of filing); or (v) shall indicate, by any act or omission, its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (vi) shall suffer any such custodianship, receivership, or trusteeship or the occurrence of any event or existence of any condition which could be the ground, basis or cause for any action, application, proceeding or petition described in this Section 5.1(d);

     (e) The Issuer voluntarily or involuntarily is dissolved, terminates or is terminated;

     (f) The entry of a final judgment for the payment of money in excess of $10,750 against the Issuer which, within thirty (30) days after such entry, shall not have been vacated, discharged or stayed or bonded pending appeal;

     (g) The assignment or attempted assignment by the Issuer of any of its rights under any of the Transaction Documents, or delegation or attempted delegation by the Issuer of any of its obligations under any of the Transaction Documents, without first obtaining the consents of the Deal Agent and the Controlling Party, or the granting by the Issuer of any Lien on any Series Collateral to a Person other than the Indenture Trustee on behalf of the Holders of the related Series of Notes;

     (h) The Holders of the related Series of Notes (through the Indenture Trustee) shall fail for any reason to have a valid and perfected first priority security interest in the related Series Collateral and the proceeds thereof;

     (i) The Issuer shall be required to register as an investment company under the Investment Company Act of 1940; or

     (j) The occurrence and continuance of an Insurer Default with respect to such Series of Notes;

provided, however, that so long as no Insurer Default shall have occurred and be continuing and the related Policy shall be in effect, neither the Indenture Trustee nor the Noteholders of the affected Series of Notes may declare an Event of Default with respect to such Series of Notes under the Indenture. So long as no Insurer Default shall have occurred and be continuing, an Event of Default with respect to a Series of Notes shall occur only upon delivery by the Insurer to the Indenture Trustee of written notice of the occurrence of an Event of Default with respect to such Series. The failure to pay principal on a Series of Notes shall not result in the occurrence of an Event of Default with respect to such Series until the Final Maturity Date for such Series of Notes.

     The Issuer shall deliver to the Servicer, the Indenture Trustee, the Insurer and the Deal Agent, within five (5) days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (b), its status and what action the Issuer is taking or proposes to take with respect thereto.

     Section 5.2 Remedies Upon Event of Default.

     (a) If an Event of Default with respect to any Series shall have occurred and be continuing, the Indenture Trustee shall (subject to Section 5.4(b) and Section 5.5 and to the Non-Recourse Provisions), at the written direction of the Controlling Party, take one or more of the following actions as so directed:

     (i) institute Proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes of such Series or under this Indenture and the applicable Series Supplement with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer, and any other obligor upon such Notes monies adjudged due;

     (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture and the applicable Series Supplement with respect to the related Series Collateral;

     (iii)exercise any remedies of a secured party under the UCC and any other remedy available to the Indenture Trustee and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee on behalf of the Noteholders of such Series of Notes under this Indenture and the applicable Series Supplement or the related Notes;

     (iv) sell or cause the Servicer to otherwise liquidate the related Series Collateral or any portion thereof or rights or interests therein, at one or more public or private sales called and conducted in any manner permitted by law and deliver the proceeds of such sale or liquidation to the Indenture Trustee for distribution to the Secured Parties for such Series of Notes in accordance with the terms of this Indenture and the applicable Series Supplement; and

     (v)  maintain possession of the related Series Collateral.

     (b) Notwithstanding the foregoing,

     (i) in the event that the Indenture Trustee is acting at the direction of the Insurer, so long as no Insurer Default shall have occurred and be continuing with respect to a Series of Notes, if an Event of Default specified in Section 5.1(a), (b) or (c) shall have occurred and be continuing, the Insurer shall not have the right to cause the
          Indenture Trustee or the Servicer to, and neither the Indenture Trustee nor the Servicer shall, liquidate the related Series Collateral in whole or in part if the proceeds of such sale or liquidation would not be sufficient to pay all outstanding principal of and accrued interest on such Series of Notes; and

     (ii) in the event that the Indenture Trustee is acting at the direction of the Majority Noteholders (so long as an Insurer Default shall have occurred and be continuing), such Noteholders shall not have the right to direct the Indenture Trustee or the Servicer to, and neither the Indenture Trustee nor the Servicer shall, liquidate the related Series Collateral in whole or in part unless an Event of Default with respect to such Series of Notes as specified in Sections 5.1(d), (e), (f) and
          (g) shall have occurred and be continuing.

     (c) In determining the sufficiency or insufficiency of the proceeds of a sale or liquidation of the Series Collateral with respect to such Series of Notes to pay all amounts required pursuant to Section 5.2(b)(i) above, the Indenture Trustee may, but need not, at the sole expense of the Issuer obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of such Series Collateral for such purpose.

     (d) Following any Event of Default with respect to any Series, the Insurer may elect to prepay all or any portion of the outstanding amount of the related Series of Notes, plus accrued interest thereon to the date of payment and shall be subrogated to the rights of such Noteholders; provided, however, that the Insurer shall fulfill its obligations under the Policy related to such Series of Notes.

     Section 5.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

     (a) The Issuer covenants that if any Note of any Series is accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Indenture Trustee or the Controlling Party, in the manner provided in
Section 5.5, subject to the Non-Recourse Provisions, pay to the Indenture Trustee, for the benefit of the Holders of the Notes of such Series, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Note Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

     (b) If an Event of Default with respect to any Series occurs and is continuing, the Controlling Party shall proceed to protect and enforce its rights and the rights of the Noteholders of such Series of Notes by such appropriate Proceedings as the Controlling Party shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture, the applicable Series Supplement or by law.

     (c) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in any of the Series Collateral, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or shall have taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes of any Series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

     (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

     (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of an Indenture Trustee, standby Indenture Trustee or person performing similar functions in any such proceedings;

     (iii)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf, and

     (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any Indenture Trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee pursuant to this
Section 5.3 except as a result of negligence, willful misconduct or bad faith.

     (d) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

     (e) All rights of action and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

     (f) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

     Section 5.4 Limitation of Noteholder Rights.

     (a) Each Noteholder hereby agrees that it shall have no rights, title or interest in or to any assets of the Issuer other than the Series Collateral for such Noteholder's Series of Notes.

     (b) Notwithstanding anything in this Indenture to the contrary, if any Noteholder is an Issuer Affiliate, all Notes held by such Issuer Affiliate shall be excluded from all voting hereunder and the amount of such Notes shall be deemed to be not Outstanding for determining the Outstanding Amount for purposes of voting, consents and the exercise of rights and remedies hereunder and for the purpose of Section 5.7(b).

     (c) The provisions of this Section 5.4 shall survive the termination of this Indenture.

     Section 5.5 Priorities.

     (a) If any Notes  shall  have been  declared  to be due and  payable  under
Section 5.2 following an Event of Default and such declaration and its consequences shall not have been rescinded and annulled, any money collected by the Paying Agent or the Indenture Trustee with respect to the related Series Collateral or the Notes of such Series and any money that may then be held or thereafter received by the Paying Agent or the Indenture Trustee with respect to such

Series Collateral or such Notes (excluding any payments made under the Policy), shall be applied as follows, notwithstanding the provisions of Section 3.1 to the contrary:

     (i) to the Indenture Trustee and the Paying Agent, amounts required to be paid under Section 6.7 related to such Series of Notes;

     (ii) to the Servicer, any unpaid Monthly Servicing Fee related to such Series of Notes, any unpaid Successor Servicing Fee related to such Series of Notes, any unpaid Transition Costs related to such Series of Notes and Outstanding Advances related to such Series of Notes;

     (iii)to the Noteholders of such Series of Notes, to pay Monthly Interest on such Series of Notes, on a pro rata basis based on the amount of interest due each such Noteholder (including interest accrued on past due interest);

     (iv) to the Noteholders of such Series of Notes, to pay principal on such Series of Notes, on a pro rata basis based on the Note Balance of such Series of Notes, until the Note Balance of such Series of Notes is reduced to zero;

     (v) to the Insurer, to pay the aggregate amount of all unreimbursed draws made on the Policy in respect of the Monthly Servicing Fee, Monthly Interest and Monthly Principal related to such Series of Notes plus accrued interest thereon at the rate set forth in the Insurance Agreement;

     (vi) to the Insurer, to pay any other amounts owing under the Policy related to such Series of Notes, including, without limitation, any Insurer Defense Costs related to such Series of Notes; and

     (vii)to the Spread Account to be applied in accordance with Section 11.2 hereof and in accordance with the Servicing Agreement.

     (b) The Indenture Trustee may fix a record date and Distribution Date for any payment to Noteholders pursuant to this Section 5.5. At least 15 days before such record date, the Issuer shall mail to each Noteholder of the applicable Series of Notes and the Indenture Trustee a notice that states the record date, the Distribution Date and the amount to be paid.

     Section 5.6 Series Payahead Accounts.

     The Servicer shall establish the Series Payahead Account for each Series of Notes and the related Series Receivables with the Paying Agent or another Eligible Bank in the name of the Indenture Trustee on behalf of the Obligors of the related Series Receivables and the Noteholders of such Series as their interests may appear pursuant to Section 4.06 of the Servicing Agreement. Investment income or interest earned on each Series Payahead Account shall be remitted to the Master Trust Account at least monthly. On or prior to each Distribution Date, the Servicer shall transfer or the Paying Agent (as instructed in the Servicer's Certificate) shall transfer (a) from the related Series Collection Account to the related Series Payahead Account, in immediately available funds, all Payaheads received by the Servicer with respect to the related Series Receivables and previously deposited to the related Series Collection Account during the

Collection Period as described in Section 4.02 of the Servicing  Agreement;  and
(b) from the related Series Payahead Account to the related Series Collection Account, in immediately available funds, the aggregate amount of previously deposited Payaheads with respect to the related Series Receivables to be applied to the related Scheduled Payments on Precomputed Receivables with respect to the related Series Receivables for the related Collection Period or prepayments for the related Collection Period, pursuant to Section 4.02 of the Servicing Agreement, each in the amounts set forth in the Servicer's Certificate delivered on the related Determination Date. A single, net transfer between the related Series Payahead Account and the related Series Collection Account may be made. Any amount deposited in any Series Payahead Account shall not constitute Series Available Funds. Any amount deposited to the Series Collection Account from a related Series Payahead Account shall be included in the related Available Funds for such Series of Notes.

     Section 5.7 Limitation of Suits.

     Subject to Section 13.17, no Holder of any Note of any Series issued hereunder (other than the Initial Note Purchaser) shall have any right to institute, or encourage others to institute, any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default with respect to such Series;

     (b) the Deal Agent and the Majority Noteholders of the related Series of Notes have consented in writing to the institution of such proceeding;

     (c) such Holder or Holders requesting the institution of such proceeding have offered to the Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request,

     (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

     (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Noteholders; and

     (f) an Insurer Default with respect to such Series of Notes shall have occurred and be continuing;

it being understood and intended that no Holders requesting the institution of such proceeding shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes of such Series, the Indenture Trustee in agreement with the Controlling Party may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture or of any applicable Series Supplement.

     Section 5.8 Unconditional Rights of Noteholders To Receive Principal and Interest.

     Notwithstanding any other provisions in this Indenture or any applicable Series Supplement, but in all cases subject to the Non-Recourse Provisions, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and, subject to Section 13.16, to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section 5.9 Restoration of Rights and Remedies.

     If the Indenture Trustee, the Deal Agent, the Controlling Party or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture or any applicable Series Supplement and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Indenture Trustee, the Controlling Party and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

     Section 5.10 Rights and Remedies Cumulative.

     No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Deal Agent, the Controlling Party or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.11 Delay or Omission Not a Waiver.

     No delay or omission of the Deal Agent, the Controlling Party or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V, any applicable Series Supplement or by law to the Indenture Trustee, the Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Controlling Party or by the Noteholders, as the case may be.

     Section 5.12 Protection of Security Interest in Transferred Accounts.

     Each of the Series Collection Accounts, Payahead Accounts, Spread Accounts, and other accounts provided for in the Servicing Agreement and this Indenture shall be established or transferred and maintained in accordance with the Transaction Documents with the Paying Agent. In the event of any change of Paying Agent, the Issuer shall cause appropriate measures to be taken to preserve the perfection of the security interest of the Indenture Trustee in funds deposited therewith on behalf of the Secured Parties and to assure that timely distributions of funds from such accounts at such replacement Paying Agent shall be effected as required by, and in accordance with the direction and control of the appropriate parties specified in, the Transaction Documents.

     Section 5.13 Waiver of Past Defaults.

     Prior to the declaration of the acceleration of the maturity of any Series of Notes as provided in Section 5.2, the Controlling Party for any Series of Notes may waive any past Default for any Series of Notes or Event of Default for any Series of Notes and its consequences except a Default or Event of Default
(a) in payment of principal of or interest on any of the Notes of such Series or
(b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee, the Insurer and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto. Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     Section 5.14 Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by the Deal Agent or the Controlling Party or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture or any applicable Series Supplement (or, in the case of redemption, on or after the Redemption Date).

     Section 5.15 Waiver of Stay or Extension Laws.

     The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.16 Action on Notes.

     The Indenture Trustee's right to seek and recover judgment on any Series of Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Series Collateral or upon any of the assets of the Issuer.

     Section 5.17 Performance and Enforcement of Certain Obligations.

     (a) Promptly following a request from the Controlling Party to do so and at the Servicer's expense, the Issuer agrees to take all such lawful action as the Controlling Party may request to compel or secure the performance and observance by the Servicer of its obligations to the Issuer under or in connection with the Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Servicing Agreement to the extent and in the manner directed by the Controlling Party, including the transmission of notices of default on the part of the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance of the Servicer of its obligations under the Servicing Agreement.

     (b) If an Event of Default with respect to a Series of Notes has occurred and is continuing, the Indenture Trustee, at the written direction of the Controlling Party, shall exercise all rights, remedies, powers, privileges and claims of the Issuer against the Servicer under or in connection with the Servicing Agreement with respect to the related Series Receivables and other Series Collateral, including the right or power to take any action to compel or secure performance or observance by the Servicer of its obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Servicing Agreement with respect to the related Series Receivables and other Series Collateral, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

     Section 6.1 Duties of Indenture Trustee.

     (a) If an Event of Default with respect to any Series has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture, any applicable Series Supplement and the Transaction Documents and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) Except during the continuance of an Event of Default of which a Responsible Officer of the Indenture Trustee shall have written notice:

     (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to such Series and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

     (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon (as to the truth of the statements and the correctness of the opinions expressed therein) any certificate, opinion, resolution, statement, instrument, report, notice, request, consent, order, approval or document furnished to the Indenture Trustee and believed by it to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine any certificate, opinion, resolution, statement, instrument, report, notice, request, consent, order, approval or document to determine whether or not they conform on their face to the requirements of this Indenture and the other Transaction Documents to which the Indenture Trustee is a party; provided, however, that the Indenture Trustee shall not be responsible for the accuracy or content of any of the aforementioned documents and the Indenture Trustee shall have no obligation to verify, re-compute or recalculate any numerical information provided to it pursuant to the Transaction Documents.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

     (i) this paragraph does not limit the effect of paragraph (b) of this Section;

     (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

     (iii)the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it hereunder.

     (d) The Indenture Trustee shall not be liable for interest on any money received by it.

     (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Servicing Agreement.

     (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur liability, financial or otherwise, in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

     (g) Every provision of this Indenture in any way relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and the provisions of the TIA.

     (h) The Indenture Trustee shall, upon no less than three Business Days' prior written notice to the Indenture Trustee, permit any representative of the Deal Agent, during the Indenture Trustee's normal business hours and at the Issuer's expense, to examine all books of account, records, reports and other papers of the Indenture Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Indenture Trustee's actions, as such actions relate to the Indenture Trustee's duties with respect to the Notes, with the Indenture Trustee's officers and employees responsible for carrying out the Indenture Trustee's duties with respect to the Notes.

     (i) The Indenture Trustee shall, and hereby agrees that it will (i) perform all of the obligations and duties required of it under the Servicing Agreement and (ii) hold the Policy in trust, and will hold the proceeds of any claim on the Policy in trust solely for application as provided herein and in the Servicing Agreement.

     (j) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b) and (c) of this Section 6.1.

     (k) [Reserved].

     (l) In no event shall the Indenture Trustee be required to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer or the Issuer, or any other party, under the Servicing Agreement.

     (m) Without limiting the generality of this Section 6.1, the Indenture Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture, any Series Supplement or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture or the Servicing Agreement believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties, or (iv) to inspect the

Financed Vehicles at any time or ascertain or inquire as to the performance of observance of any of the Issuer's or the Servicer's representations, warranties under the Servicing Agreement.

     (n) Except for actions expressly authorized by this Indenture, the Indenture Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

     (o) All information obtained by the Indenture Trustee regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Indenture Trustee in confidence and shall not be disclosed to any other Person, unless such disclosure is required by this Indenture, any Series Supplement or any applicable law, rule or regulation (including any court order or upon order of an administrative body).

     (p) The Indenture Trustee shall have no discretionary duties other than performing those ministerial acts set forth in this Indenture to accomplish the purpose of this Issuer as set forth in this Indenture or as otherwise required under the TIA (as if this Indenture was subject to qualification under the TIA).

     (q) The Indenture Trustee shall not be liable in its individual capacity with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Indenture or at the direction of Holders of a Series of Notes evidencing a majority of the Outstanding Note Balances of such Series of Notes, relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising or omitting to exercise any trust or power conferred upon the Indenture Trustee, under this Indenture.

     (r) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Default or Event of Default unless a Responsible Officer of the Indenture Trustee shall have received written notice thereof. In the absence of receipt of such notice, the Indenture Trustee may conclusively assume that there is no Default or Event of Default.

     (s) Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage, regardless of the form of action.

     (t) Notwithstanding the foregoing or any other provision in this Indenture to the contrary, the Indenture Trustee shall be liable in its commercial capacity for losses attributable to its failure to make payments on Eligible Investments issued by the Indenture Trustee in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with the terms of the agreements or instruments governing any such Eligible Investments.

     Section 6.2 Rights of Indenture Trustee.

     (a) The Indenture Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in such document, including, without limitation, the Servicer's or the Issuer's compliance with any of its representations, warranties or covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on certificates signed by a Responsible Officer of the Servicer or the Issuer, as the case may be). Notwithstanding the foregoing, the Indenture Trustee, subject to Section 6.1(b)(ii), upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee that shall be specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they comply as to form to the requirements of this Indenture.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel or as directed by the requisite amount of Noteholders provided herein.

     (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, such agent, attorney, custodian or nominee appointed with due care by it hereunder.

     (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

     (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     (f) The Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes, the Controlling Party or the Deal Agent, pursuant to the provisions of this Indenture, unless such Holders of Notes, the Controlling Party or the Deal Agent shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby.

     (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Majority Noteholder; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture or the Servicing Agreement, the Indenture Trustee may require indemnity satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee, shall be reimbursed by the Person making such request upon demand.

     (h) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its willful misconduct, negligence or bad faith in the performance of such act.

     (i) The Paying Agent and the Note Registrar shall be entitled to the same rights, protections, immunities and indemnities of the Indenture Trustee in connection with the exercise of duties hereunder.

     Section 6.3 Individual Rights of Indenture Trustee.

     The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. The Paying Agent and any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with
Section 6.11.

     Section 6.4 Indenture Trustee's Disclaimer.

     The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Series Collateral or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication. The Indenture Trustee shall not have any duties or responsibilities except those expressly set forth in this Indenture.

     Section 6.5 Notice of Defaults.

     If an Event of Default with respect to a Series occurs and is continuing and if written notice of the existence thereof has been delivered to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder of the affected Series and the Insurer notice of such Event of Default within 30 days after such knowledge or notice occurs.

     Section 6.6 Reports by Paying Agent to Holders.

     The Paying Agent shall on behalf of the Issuer deliver to each Noteholder, at the request of any Noteholder, such information as may be reasonably required to enable such Holder to prepare its Federal and state income tax returns.

     Section 6.7 Compensation and Indemnity.

     (a) As further provided in Section 3.1, the Issuer shall pay to the Indenture Trustee and the Paying Agent from time to time reasonable compensation for its services as agreed in writing between the Issuer (with the approval of the Insurer, which approval shall not be




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

unreasonably withheld or delayed) and the Indenture Trustee. The Indenture Trustee's and the Paying Agent's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee and the Paying Agent for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses and disbursements and advances of the Indenture Trustee's and the Paying Agent's agents, counsel, accountants and experts. The Issuer shall indemnify, defend and hold harmless the Indenture Trustee and the Paying Agent and their respective officers, directors, employees, representatives and agents (each, an "Indemnified Person") from and against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by it or them in connection with the administration of this trust and the performance of its duties hereunder and under the other Transaction Documents. The Indenture Trustee and the Paying Agent shall notify the Issuer promptly for any claim for which it may seek indemnity. Failure by the Indenture Trustee or the Paying Agent to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim at the expense of the Issuer, and the Indenture Trustee and the Paying Agent may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee or the Paying Agent through the Indemnified Person's own willful misconduct, negligence or bad faith.

     (b) The Issuer's payment and indemnification obligations to the Indenture Trustee and the Paying Agent pursuant to this Section 6.7 shall survive the resignation or removal of the Indenture Trustee or the Paying Agent and the discharge of this Indenture. When any such party incurs expenses after the occurrence of a Default with respect to a Series specified in Section 5.1(d) or
(e) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the Transaction Documents, each of the Indenture Trustee and the Paying Agent agrees that the obligations of the Issuer to it hereunder and under the Transaction Documents shall be recourse to the Series Collateral with respect to the Series in respect of which such obligations arise only and specifically shall not be recourse to the other assets of the Issuer or any Noteholder. In addition, each of the Indenture Trustee and the Paying Agent agrees that its recourse to the Issuer and the Series Collateral shall be limited to the right to receive the distributions referred to in Section 3.1.

     Section 6.8 Replacement of Indenture Trustee or the Paying Agent.

     (a) Resignation. The Indenture Trustee or the Paying Agent may at any time resign and be discharged from the trusts hereby created with respect to all and not some Series of Notes issued hereunder by giving prior written notice thereof to the Deal Agent and the Controlling Party.

     (b) The Issuer may, with prior written consent of the Controlling Party, and at the request of the Controlling Party shall, remove the Indenture Trustee or the Paying Agent with respect to all Series, if:

     (i)  it fails to comply with Section 6.11;





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

     (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee or the Paying Agent, as applicable, in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or the Paying Agent, as applicable, or for any substantial part of the Indenture Trustee's or the Paying Agent's, as applicable, property, or ordering the winding-up or liquidation of the Indenture Trustee's or the Paying Agent's, as applicable, affairs provided any such decree or order shall have continued unstayed and in effect for a period of 30 consecutive days;

     (iii)the Indenture Trustee or the Paying Agent commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or the Paying Agent, as applicable, or for any substantial part of the Indenture Trustee's or the Paying Agent's, as applicable, property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

     (iv) the Indenture Trustee or the Paying Agent otherwise becomes incapable of acting.

     If the Indenture Trustee or the Paying Agent, as applicable, resigns or is removed or if a vacancy exists in the office of Indenture Trustee or Paying Agent, as applicable, for any reason (the Indenture Trustee or the Paying Agent, as applicable, in such event being referred to herein as the retiring Indenture Party), the Indenture Trustee or the Paying Agent, as applicable, shall promptly deliver a notice of such resignation, removal or vacancy to the Noteholders, the Controlling Party and the Issuer shall appoint a successor Indenture Trustee or Paying Agent, as applicable, with respect to such Series acceptable to the Deal Agent and the Insurer. If the Issuer fails to appoint such a successor Indenture Trustee or Paying Agent, as applicable, the Deal Agent, with the prior written consent of the Controlling Party, may appoint a successor Indenture Trustee or Paying Agent, as applicable, and shall deliver a notice of such appointment to the Noteholders.

     A successor Indenture Trustee or Paying Agent, as applicable, shall deliver a written acceptance of its appointment to the retiring Indenture Party, the Noteholders, the Insurer and the Issuer. Thereupon, the resignation or removal of the retiring Indenture Party shall become effective with respect to such Series, and the successor Indenture Trustee or Paying Agent, as applicable, shall have all the rights, powers and duties of the retiring Indenture Party under this Indenture and all Series Supplements. The retiring Indenture Party shall promptly transfer all property held by it as Indenture Trustee or Paying Agent, as applicable, with respect to any Series to the successor Indenture Trustee or Paying Agent, as applicable.

     If a successor Indenture Trustee or Paying Agent, as applicable, does not take office within 30 days after the retiring Indenture Party is removed, the retiring Indenture Party, the Controlling Party, the Issuer or the Deal Agent may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee or Paying Agent, as applicable.

     If the Indenture Trustee or the Paying Agent, as applicable, fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee or the Paying Agent, as applicable, with respect to all Series and the appointment of a successor Indenture Trustee or Paying Agent, as applicable, with respect to all Series.

     Any resignation or removal of the Indenture Trustee or the Paying Agent, as applicable, and appointment of a successor Indenture Trustee or Paying Agent, as applicable, pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee or Paying Agent, as applicable, pursuant to this Section 6.8 and payment of all fees and expenses owed to the retiring Indenture Party.

     Notwithstanding the replacement of the Indenture Trustee or the Paying Agent, as applicable, pursuant to this Section, the Issuer's obligations under
Section 6.7 shall continue for the benefit of the retiring Indenture Party.

     Section 6.9 Successor Indenture Trustee by Merger.

     If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation, without any further act, shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.

     If in case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

     (a) Notwithstanding any other provisions of this Indenture, at any time, the Indenture Trustee with the prior written consent of the Controlling Party shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-Indenture Trustee or co-Indenture Trustees, or separate Indenture Trustee or separate Indenture Trustees, of all or any part of any Series Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders of the related Series, such title to the related Series Collateral, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-Indenture Trustee or separate Indenture Trustee hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-Indenture Trustee or separate Indenture Trustee shall be required under Section 6.8.

     (b) Every separate Indenture Trustee and co-Indenture Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

     (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate Indenture Trustee or co-Indenture Trustee jointly (it being understood that such separate Indenture Trustee or co-Indenture Trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to any of the Series Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Indenture Trustee or co-Indenture Trustee, but solely at the direction of the Indenture Trustee;

     (ii) no Indenture Trustee hereunder shall be personally liable by reason of any act or omission of any other Indenture Trustee hereunder, including acts or omissions of predecessor or successor Indenture Trustees; and

     (iii)the Indenture Trustee may at any time accept the resignation of or remove any separate Indenture Trustee or co-Indenture Trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate Indenture Trustees and co-Indenture Trustees, as effectively as if given to each of them. Every instrument appointing any separate Indenture Trustee or co-Indenture Trustee shall refer to this Agreement and the conditions of this Article VI. Each separate Indenture Trustee and co-Indenture Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate Indenture Trustee or co-Indenture Trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Indenture Trustee or co-Indenture Trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor Indenture Trustee.

     Section 6.11 Eligibility.

     Each of the Indenture Trustee and the Paying Agent shall at all times satisfy the requirements of TIA Section 310(a). Each of the Indenture Trustee and the Paying Agent hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any state, authorized under such laws to exercise corporate trust powers, whose long term unsecured debt is rated at least Baa3 by Moody's and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000 and subject to supervision or examination by federal or state authority, provided that the Indenture Trustee's or the Paying Agent's, as the case may be, separate capital and surplus shall at all times be at least the amount required by Section 310(a)(2) of the TIA. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 6.11, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Indenture Trustee or the Paying Agent shall cease to be eligible in accordance with the provisions of this Section 6.11, the Indenture Trustee or the Paying Agent, as applicable, shall resign immediately in the manner and with the effect specified in Section 6.8. The Indenture Trustee or the Paying Agent shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA
Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Sections 310(b)(1) are met.

     Section 6.12 Preferential Collection of Claims Against Issuer.

     The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to Section 311(a) to the extent indicated.

     Section 6.13 Appointment and Powers.

     Subject to the terms and conditions hereof, each of the Secured Parties hereby appoints Wilmington Trust Company as the Indenture Trustee, and Wilmington Trust Company hereby accepts such appointment and agrees to act as Indenture Trustee for the Noteholders of each Series of Notes and to perform the duties of the Indenture Trustee in accordance with the provisions of this Indenture, each Series Supplement and the other Transaction Documents. The Holders of each Series of Notes hereby authorizes the Indenture Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party for the related Series may direct and as are specifically authorized to be exercised by the Indenture Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Indenture Trustee shall act upon and in compliance with the written instructions of the Controlling Party for the related Series delivered pursuant to this Indenture or the applicable Series Supplement promptly following receipt of such written instructions; provided that the Indenture Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture or the applicable Series Supplement, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Indenture Trustee has not received reasonable indemnity.




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

Receipt of such instructions shall not be a condition to the exercise by the Indenture Trustee of its express duties hereunder, except where this Indenture provides that the Indenture Trustee is permitted to act only following and in accordance with such instructions.

     Section 6.14 Performance of Duties.

     The Indenture Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Transaction Documents to which the Indenture Trustee is a party or with respect to a Series of Notes as directed in writing by the Controlling Party for such Series in accordance with and subject to this Indenture. The Indenture Trustee shall not be required to take any discretionary actions hereunder with respect to a Series of Notes except at the written direction and with the indemnification of the Controlling Party for such Series.

     Section 6.15 [Reserved].

     Section 6.16 Representations and Warranties of the Indenture Trustee and of the Paying Agent.

     The Indenture Trustee and the Paying Agent each represents and warrants, as to itself, to the Issuer and to each Secured Party as follows:

     (a) Due Organization. It is a corporation, duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

     (b) Corporate Power. It has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Indenture Trustee or Paying Agent, as applicable, hereunder.

     (c) Due Authorization. The execution and delivery by it of this Indenture and the other Transaction Documents to which it is a party, and the performance by it of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by it, or the performance by it, of this Indenture and such other Transaction Documents.

     (d) Valid and Binding Indenture. It has duly executed and delivered this Indenture, each Series Supplement and each other Transaction Document to which it is a party, and each of this Indenture and each such other Transaction
Document constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

     Section 6.17 Waiver of Setoff.

     The Indenture Trustee, the Paying Agent and the Note Registrar each hereby expressly waives any and all rights of setoff that it may otherwise at any time have under applicable law




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

with respect to the Series Collection Accounts, the Spread Accounts and the Payahead Accounts and agrees that amounts in the Series Collection Account, the Spread Accounts and the Payahead Accounts shall at all times be held and applied solely in accordance with the provisions hereof.


                                  ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

     Section 7.1 Issuer To Furnish To Note Registrar Names and Addresses of Noteholders.

     The Issuer will furnish or cause to be furnished to the Note Registrar in writing on each Record Date and at such other times as the Note Registrar may request, a list, in such form as the Note Registrar may reasonably require, of the names and addresses of the Holders of each Series as of such Record Date. The Issuer will furnish or cause to be furnished such list to the Indenture Trustee and the Insurer upon request.

     Section 7.2 Preservation of Information: Communications to Noteholders.

     The Note Registrar shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Note Registrar as provided in Section 7.1 and the names and addresses of Holders otherwise received by the Note Registrar in its capacity as Note Registrar. The Note Registrar may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.


                                  ARTICLE VIII

                           DISBURSEMENTS AND RELEASES

     Section 8.1 Collection of Money.

     (a) Except as otherwise expressly provided herein, the Paying Agent may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Paying Agent pursuant to this Indenture and the Servicing Agreement. The Paying Agent shall apply all such money received by it, or cause the Paying Agent to apply all money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Series Collateral for any Series, the Paying Agent may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default under such Series or Event of Default under such Series under this Indenture and any right to proceed thereafter as provided in Article V.

     (b) For any Distribution Date on which there will not be sufficient Available Funds for a Series to make the distributions required pursuant to
Section 3.1(a)(i) through (iii) with respect to such Series, (after giving effect to any reductions of Monthly Principal pursuant to Section 3.1(c)), the Paying Agent shall withdraw or direct the Servicer to withdraw from the




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

Spread Account, to the extent of the Available Spread Amount, an amount equal to such deficiency and promptly deposit such amount in the related Series Collection Account; or, if the Notes of such Series shall have been declared to be due and payable under Section 5.2 following an Event of Default with respect to such Series, for any Distribution Date on which there will not be sufficient Available Funds with respect to such Series to make the distributions required pursuant to Sections 5.5(a)(i) through (iv), but excluding any distributions required by Section 5.5(a)(iv) in an amount in excess of the Monthly Principal which would otherwise be required to be paid with respect to such Series for the related Collection Period, the Paying Agent shall withdraw or direct the Servicer to withdraw from the Spread Account, to the extent of the Available Spread Amount, an amount equal to such deficiency and promptly deposit such amount in the related Series Collection Account. In either case, if such deficiency exceeds the Available Spread Amount, the Paying Agent shall notify the Insurer of the amount of such excess deficiency. To the extent the Insurer is required pursuant to the terms of the Policy with respect to such Series to pay the amount of such excess deficiency of the Monthly Servicing Fee, Monthly Interest and Monthly Principal with respect to such Series, the Paying Agent shall promptly (and in any event not later than 12:00 noon, New York City time, on the Business Day preceding the Distribution Date) deliver a Notice for Payment as defined in the Policy with respect to such Series (appropriately completed) to the Fiscal Agent with respect to the Policy.

     (c) The Paying Agent shall, immediately upon receipt, deposit in the related Series Collection Account any funds received by the Paying Agent in respect of funds drawn under the Policy with respect to such Series from the Insurer.

     Section 8.2 Release of Collateral.

     (a) Subject to the payment of its fees and expenses pursuant to Section 6.7 and the provisions of Section 13.1(b), the Indenture Trustee may upon the written direction of the Issuer, and when required by the provisions of this Indenture or the Servicing Agreement shall, execute instruments provided to it to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     (b) The Indenture Trustee shall upon the written direction of the Issuer, at such time as there are no Notes part of a Series Outstanding and all sums due the Indenture Trustee and the Secured Parties for such Series with respect to such Series pursuant to Section 6.7 have been paid, (i) release any remaining portion of the related Series Collateral from the lien of this Indenture (ii) provide written instruction to the Servicer to release all Receivable Files relating to such Series to the Issuer and (iii) release to the Master Trust Account any funds then on deposit in the related Series Collection Account. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel, meeting the applicable requirements of Section 13.1.





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

     Section 8.3 Opinion of Counsel.

     The Indenture Trustee shall receive at least seven days' prior written notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Indenture Trustee, the Insurer and the Deal Agent, stating the legal effect of any such action by the Indenture Trustee, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for any Series of Notes or the rights of any Noteholder in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Series Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     Section 9.1 Supplemental Indentures Without Consent of Noteholders.

     (a) Without the consent of the Holders of any Series of Notes but with the prior consents of the Deal Agent and the Insurer, so long as an Insurer Default shall not have occurred and be continuing, as evidenced to the Indenture Trustee, the Issuer, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Deal Agent and the Insurer, for any of the following purposes:

     (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture or to subject to the lien of this Indenture any additional property;

     (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

     (iii)to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

     (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental





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

          indenture; provided that such action shall not adversely affect the interests of the Holders of the Notes;

     (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor Indenture Trustee with respect to any Series of Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to the requirements of Article VI; or

     (vii)to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to comply with any provision of Applicable Law.

     The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     (b) The Issuer and the Indenture Trustee, with the prior consents of the Deal Agent and the Insurer, so long as an Insurer Default shall not have occurred and be continuing, may, without the consent of any of the Holders of any Series of Notes enter into an indenture or indentures supplemental hereto for the purposes of (i) adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of one or more Series of Notes under this Indenture; provided, however, that such action (as evidenced, at the request of the Indenture Trustee, by an Opinion of Counsel) shall not adversely affect in any material respect the interests of any Noteholder (taking into account the existence of the relevant Policies) and (ii) providing for the issuance of any one or more Series of Notes.

     Section 9.2 Supplemental Indentures with Consent of Noteholders.

     The Issuer and the Indenture Trustee, also may with the prior written consent of the Deal Agent and the Insurer, so long as an Insurer Default shall not have occurred and be continuing, with the consent of Majority Noteholders with respect to one or more Series, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of such one or more Series of Notes under this Indenture; provided, however, that, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

     (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on the Notes, accelerate the payment of any installment of principal of or interest on any Note or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

     (b) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

     (c) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

     (d) modify or alter the provisions of the second proviso to the definition of the term "Outstanding";

     (e) reduce the percentage of the Outstanding Amount of the Notes required to direct the Deal Agent to direct the Indenture Trustee to sell or liquidate the Collateral pursuant to Section 5.4(b);

     (f) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Transaction Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

     (g) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

     (h) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein or in any of the Transaction Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

     It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to each Rating Agency and the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.





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

     Section 9.3 Execution of Supplemental Indentures.

     In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Section 9.4 Effect of Supplemental Indenture.

     Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to such Series of Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of such Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 9.5 [Reserved].

     Section 9.6 Reference in Notes to Supplemental Indentures.

     Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture which relates to the Series of which such Notes are a part may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes of such Series.


                                   ARTICLE X

                               REDEMPTION OF NOTES

     Section 10.1 Redemption.

     The Notes of any Series are subject to redemption in whole, but not in part, on any Distribution Date at the election of the Issuer but only with the prior consents of the Deal Agent, 100% of the Noteholders of such Series (except for a redemption in accordance with Section 11.2(f), which may occur without the consents of either the Deal Agent or any Noteholder) and, provided no Insurer Default has occurred, the Insurer. If any such Notes are to be redeemed pursuant to this Section 10.1, the Servicer or the Issuer shall furnish written notice of such election (which notice shall contain the information required by Section 10.2(a)) to the Indenture

Trustee and the Paying Agent, together with evidence that the Deal Agent and, if no Insurer Default has occurred, the Insurer, have each consented to such redemption, not later than 10 days prior to the Redemption Date and, not later than 12:00 p.m. New York City time on the Redemption Date, the Issuer shall deposit the Redemption Price with respect to such Notes in the Series Collection Account. All such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.2.

     Section 10.2 Form of Redemption Notice.

     Notice of redemption under Section 10.1 shall be given by the Paying Agent by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of such redeemed Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

     All notices of redemption shall state:

     (i)  the Redemption Date;

     (ii) the Redemption Price;

     (iii)that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2) and

     (iv) that  interest on the Notes  shall  cease to accrue on the  Redemption
          Date.

     Notice of redemption of any Notes shall be given by the Paying Agent in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note of the same or a different Class or Series. Any notice of redemption given pursuant to this Section 10.2 shall be irrevocable.

     Section 10.3 Notes Payable on Redemption Date.

     The Notes to be redeemed shall, following notice of redemption as required by Section 10.2 on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.





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

                                   ARTICLE XI

                               CREDIT ENHANCEMENT

     Section 11.1 Policies.

     (a) The Insurer is required under the terms of each Policy to pay the Monthly Servicing Fee, Monthly Interest and Monthly Principal related to a Series of Notes up to the related Policy Amount in the event of any deficiency of Available Funds for such Series to pay such amounts not covered by amounts withdrawn from the Spread Account (after giving effect to any deposit thereto from the Master Trust Account in accordance with Section 11.2 hereof), as determined pursuant to Section 8.1(b), to the Paying Agent for credit to the related Series Collection Account on the later of (a) 12:00 noon, New York City time, on the Distribution Date and (b) 12:00 noon, New York City time, on the Business Day immediately succeeding presentation to the Insurer of the Indenture Trustee's demand therefor. Any demand for payment pursuant to Section 8.1(b) to the Insurer received by the Insurer on a Business Day after 12:00 noon, New York City time, or on any day that is not a Business Day, will be deemed to be received by the Insurer on the next Business Day. Notwithstanding the foregoing, on a Redemption Date, the obligations of the Insurer under the related Policy shall be limited in accordance with Section 3.1(b). The Indenture Trustee hereby agrees on behalf of the Noteholders (and each Noteholder, by its acceptance of its Notes, hereby agrees) for the benefit of the Insurer that the Indenture Trustee shall recognize that to the extent the Insurer makes a payment under the related Policy, either directly or indirectly (as by paying through the Indenture Trustee), to the Noteholders for such Series, the Insurer will be entitled to be subrogated to the rights of such Noteholders to the extent of such payments under such Policy. Any rights of subrogation acquired by the Insurer as a result of any payment made under the related Policy shall, in all respects, be subordinate and junior in right of payment to the prior indefeasible payment in full of all amounts due the Indenture Trustee on account of payments due under the related Notes pursuant to Section 6.7 hereof.

     (b) The Insurer shall pay any Preference Amount with respect to a Series following receipt on a Business Day by the Insurer of (i) a certified copy of a final non-appealable order (of the type described in the definition of Preference Amount) requiring the return of such Preference Amount (a "Final
Order"), (ii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Noteholders of a Series, if any, relating to or arising under such Series against the debtor which paid such Preference Amount or otherwise with respect to such Preference Amount, to the extent of such Preference Amount, (iii) a Notice for Payment relating to such Preference Amount appropriately completed and executed by the Indenture Trustee or the Paying Agent, on behalf of the Indenture Trustee; provided that if such documents are received after 11:00 a.m. New York City time on such Business Date, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the bankruptcy trustee named in the Final Order of the court exercising jurisdiction on behalf of such Noteholders and not to any such Noteholders directly unless such Noteholder provides proof reasonably satisfactory to the Insurer that it has returned such Preference Amount to such bankruptcy trustee, in which case such payment shall be disbursed to such Noteholder.






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

     The Paying Agent and the Indenture Trustee, for itself and on behalf of the Noteholders, agrees that the Insurer may at any time during the continuation of any proceeding relating to a Final Order direct all matters relating to such Final Order, including, without limitation, the direction of any appeal of any order relating to such Final Order and the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Insurer shall be subrogated, to the extent of amounts paid under the related Policy, to the rights of UAC, the Servicer, the Issuer, the Paying Agent, the Indenture Trustee and the Noteholders in the conduct of any preference claim, including, without limitation, all rights of any party to any adversarial proceeding or action with respect to any court order issued in connection with any such preference claim.

     Section 11.2 Spread Accounts.

     (a) On or prior to each Series Closing Date, the Issuer shall establish and maintain for such Series of Notes a segregated trust account with the Paying Agent or in the corporate trust department of another Eligible Institution referred to herein as the "Series __ Spread Account." Each Spread Account shall be maintained in the name of the Indenture Trustee. The Spread Account established for a Series of Notes and any amounts on deposit therein shall be part of the Series Collateral for such Series of Notes and shall be held for the benefit of the Secured Parties, of such Series of Notes; provided, however, that the interest of the Insurer therein shall be subordinated to the interests of the Noteholders of the related Series of Notes as provided herein. On the Series Closing Date for the Series of Notes, the Issuer shall deposit, or cause to be deposited the related Initial Spread Account Amount in the related Spread Account.

     (b) Funds on deposit in each Spread Account shall be invested in Eligible Investments at the written direction of the Issuer in the same manner and subject to the same requirements and limitations as the investment of funds in the related Series Collection Account, including the limitation that Eligible Investments mature not later than the Business Day prior to the next succeeding Distribution Date; provided, however, that no such limitation on the maturity of Eligible Investments shall apply if the Paying Agent obtains the benefit of a liquidity facility or similar arrangement from a commercial bank with an Approved Rating or other provider approved in advance in writing by the Insurer, with respect to funds in the Spread Account (a "Spread Account Facility"). For purposes of determining the availability of funds or the balance in any Spread Account for any reason under this Indenture, investment earnings on such funds shall be deemed to be available or on deposit only to the extent that the aggregate of such amounts, plus the funds on deposit in such Spread Account, do not exceed the related Required Spread Amount.

     (c) (i) If on any Distribution Date (other than a Distribution Date after an Event of Default shall have occurred and be continuing) the amount of Available Funds for a Series of Notes is insufficient to make the distributions required by Section 3.1(a)(i) through (iii) for such Series of Notes (after taking into account any reduction of Monthly Principal pursuant to Section 3.1(c)), the Paying Agent shall withdraw or cause to be withdrawn from the related Spread Account and deposited in the related Series Collection Account the lesser of (x) the entire related Available Spread Amount and (y) the amount necessary to make up such deficiency, as provided in Sections 3.1 and 8.1 and the related Policy.





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

         (ii) Alternatively, if on any Distribution Date after an Event of Default the amount of Available Funds for a Series of Notes is insufficient to make the distributions required by Sections 3.1(a)(i) through (iii) for such Series of Notes (after giving effect to any reductions of Monthly Principal pursuant to Section 3.1(c)), but excluding any distributions required by Section 5.5(a)(ii), the Paying Agent shall withdraw or cause to be withdrawn from the related Spread Account and deposited in the related Series Collection Account the lesser of (x) the entire related Available Spread Amount and (y) the amount necessary to make up such deficiency, as provided in Sections 3.1 and 5.5 and the related Policy.

     (d) On each Distribution Date, all distributions made pursuant to Sections 3.1(a)(vi) or 5.5(a)(vii) with respect to a Series of Notes, as applicable, shall be deposited into the related Spread Account before being released to the Master Trust Account.

     (e) If the amount on deposit in a Spread Account, after giving effect to the distributions set forth in Section 3.1 (including, without limitation, payment of amounts due and owing to the Insurer) is greater than the related Required Spread Amount on such Distribution Date, such excess shall first be applied to pay any current and past due premiums or any amounts owing to the Insurer pursuant to the related Policy including, without limitation, reimbursement, indemnities, fees and expenses, Insurer Defense Costs, plus accrued interest thereon, and after payment of such amounts to the Insurer, any amounts remaining on deposit in such Spread Account shall be distributed by the Paying Agent to the Issuer by deposit into the Master Trust Account to be held and/or released in accordance with the Master Trust Agreement. Amounts properly distributed to the Master Trust Account pursuant to this Section, either directly without deposit in the related Spread Account, or from excess amounts in the related Spread Account shall be deemed released from the security interest of the Indenture Trustee on behalf of the related Secured Parties.

     (f) Upon discharge and satisfaction of this Indenture with respect to a Series of Notes pursuant to Section 4.1, amounts remaining in the related Spread Account, after payment of any amounts due and owing to the Noteholders for such Series of Notes and to the Insurer, shall be distributed by the Indenture Trustee to the Master Trust Account. The Issuer (or, in certain circumstances, the Insurer) is permitted to cause the sale of the Series Receivables for any Series of Notes by the Issuer when the Outstanding Amount of a Series of Notes has been reduced to 5% or less of the initial Outstanding Amount of such Series. Should the Issuer have failed to exercise the option provided for herein by the third Distribution Date after the Distribution Date on which such option is first exercisable, such option may be exercised by the Insurer in accordance with Section 10.1 and this Section 11.2 (so long as no Insurer Default has occurred or is continuing).

     (g) If on any Determination Date on which (A) no Event of Default for a Series of Notes, Insurer Default for a Series of Notes or Trigger Event for a Series of Notes has occurred and is continuing, and (B) the sum of (i) Available Funds identified in the notice provided by the Servicer under Section 4.04(a) of the Servicing Agreement for such Series of Notes and (ii) the Available Spread Amount for such Series of Notes, is greater than the amount necessary to make the required withdrawals from such Spread Account and deposit to the Series Collection Account described in Section 8.1(b), the Paying Agent shall, at the written direction of the Master Trustee, on the Business Day prior to such Distribution Date, withdraw an amount designated by




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

the Master Trustee in such direction (not greater than such excess amount) from such Spread Account and deposit such amount (if any) into the Master Trust Account.

     (h) If on any Determination Date the sum of (i) Available Funds identified in the notice provided by the Servicer under Section 4.04(a) of the Servicing Agreement, and (ii) the Available Spread Amount, is less than the amount necessary to make the required withdrawals from the Spread Account and deposit to the Series Collection Account described in Section 8.1(b), the Issuer, the Paying Agent or the Insurer on behalf of the Issuer may, on the Business Day prior to the Distribution Date, direct the Master Trustee to withdraw from the Master Trust Account, to the extent of funds available from such account for such purpose, the amount of such deficiency, and deposit such amount, if any, in the applicable Spread Account. Notwithstanding the foregoing, neither the Indenture Trustee nor the Paying Agent shall have any duty to provide the direction referred to in this section or any responsibility for tracking the amounts in the Spread Account.


                                  ARTICLE XII

                             NON-RECOURSE PROVISIONS

     Section 12.1 Non-Recourse Provisions.

     (a) Notwithstanding anything to the contrary contained in this Indenture (other than as set forth in the last sentence of this Section 12.1(a)), any Series Supplement or in the Notes of any Series, the Issuer shall not be personally liable for the payment of any principal, interest, taxes, Additional Amounts or any other sums now or hereafter owing under this Indenture, any of the other Transaction Documents, the terms of any Series of Notes or for any other obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Issuer. The obligations of the Issuer with respect to a Series of Notes shall be payable only from the Series Collateral of such Series and the Issuer shall have no obligation to pay any amount required to be paid by it hereunder to the Holders of any Series of Notes in excess of any amount available to the Issuer from the related Series Collateral. All payment obligations of the Issuer with respect to each Series of Notes are contingent upon the availability of funds from the related Series Collateral; and each Noteholder agrees that it shall not have a claim under
Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation with respect to such Noteholder's Series of Notes exceeds the amount available to the Issuer to pay such amounts from the related Series Collateral. Notwithstanding the foregoing, the recourse of the Deal Agent and/or the Noteholders of any Series for Breakage Costs, any amount payable by the Issuer under Section 2.10 or 2.11 hereof or under Article V or VIII of the Note Purchase Agreement (the "Non-Scheduled Amounts") shall be payable upon demand by the Issuer from funds it receives from the Master Trust Account, but further limited to the lesser of (x) the dollar amount of funds released from the Spread Account for such Series to the Master Trust Account in accordance with the provisions of this Indenture and (y) the dollar amount of funds released to the Issuer, as "Residual Certificateholder" under the Master Trust Agreement, and the Issuer acknowledges and agrees that, notwithstanding any other provision herein, (x) the security interest and Lien of the Indenture Trustee with respect to any Series Collateral deposited into the Master Trust Account shall continue, for the benefit of such Noteholders, to the extent of any such Non-Scheduled Amounts which may be due and payable from time to time and (y) the




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

Issuer will pay any such due and payable Non-Scheduled Amounts to the Deal Agent for the benefit of such Noteholders before distributing to any other Person any such funds released to it from the Master Trust Account.

     (b) If any Event of Default shall occur with respect to any Series of Notes, the rights of the Secured Parties related to such Series of Notes shall be limited to a proceeding against the Series Collateral for such Series of Notes or against any other third party other than the Issuer and none of the Holders, the related Controlling Party and the Insurer or the Indenture Trustee on behalf of such Holders will have the right to proceed against the Issuer for a deficiency judgment remaining after foreclosure of any property included in such Series Collateral.

     (c) Each of the Holders of each Series of Notes (both individually and collectively), the Deal Agent, the Indenture Trustee, the Paying Agent, the Note Registrar, the Servicer and the Insurer each agree that none of them will accept any payments on account of the obligations of the Issuer with respect to any Series of Notes except from Collections of the related Series Collateral and from disbursements from the Spread Account as provided hereunder.

     (d) If any Noteholder, the Deal Agent, the Indenture Trustee, the Paying Agent, the Note Registrar, the Servicer or the Insurer receives any payment or distribution of security of any character (whether in cash, securities, or other property) out of or in connection with the Series Collateral of any Series in contravention of the terms of Section 12.1(c), such payment, distribution or security shall not be commingled with any asset of any other Series, shall be held in trust for the benefit of, and shall promptly be paid over or delivered and transferred to, the Indenture Trustee for deposit to the related Series Collection Account for the Series related to Series Collateral to which such payment, distribution or security relates, for application to the payment of the Notes of the Series to which such Series Collateral relates.

     (e) The Secured Parties of each Series of Notes (i) agree that they have no rights, security interests or liens in any Series Collateral other than the Series Collateral securing their Series of Notes, (ii) agree that, to the extent they are at any time deemed to have any rights, security interests or liens in any Series Collateral other than the Series Collateral securing their Series of Notes, they hereby waive all such rights, security interests and liens in such other Series Collateral and, in any event, they do hereby subordinate, any rights, security interests or liens they (jointly or severally) now or hereafter have in or upon the Series Collateral of each Series other than the Series Collateral related to their Series of Notes to any rights, security interests in or liens upon such other Series Collateral in favor or on behalf of the Secured Parties for the Series of Notes related to such Series Collateral and to all of the rights and remedies of the Secured Parties of such other Series. Such agreements and subordination shall be effective regardless of whether the security interests and liens of the Secured Parties of such other Series are valid, enforceable and/or perfected. The Secured Parties for each Series of Notes hereby agree that the subordination provided for in this Section is a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

     (f) It is expressly understood and agreed, however, that nothing contained in this Section 12.1 shall in any manner or way constitute or be deemed a release of the debt or other obligations evidenced by a particular Series of Notes or otherwise affect or impair the enforceability against the Issuer of the
liens  created  by  this  Indenture,   any  Transaction




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

Documents, any Series Supplement, the Series Collateral for such Series of Notes, or any other instrument or agreement evidencing, securing or relating to the indebtedness or the obligations evidenced by such Series of Notes until the Series Collateral for such Series of Notes has been realized and applied in accordance with Section 5.5, whereupon the debt and other obligations of the Issuer in respect of such Series of Notes shall be extinguished and any monies remaining in the Series Collection Account will be released to the Issuer. Nothing in this Section shall preclude the related Controlling Party from instructing the Indenture Trustee to foreclose upon any property included in the Series Collateral for such Series of Notes or any other rights or remedies in law or in equity against the Issuer or the assets of each Series of the Issuer except as stated in this Section. Holders may not seek to enforce rights against the Issuer with respect to any Notes (i) by commencing any recovery or enforcement proceedings against the Issuer, (ii) by applying to wind up the Issuer, (iii) otherwise than through the Indenture Trustee in its exercise of powers, appointing a receiver or administrator to the Issuer or any of its assets, (iv) by making any statutory demand upon the Issuer under applicable corporation law, or (v) in any other manner except as may be provided in this Indenture, the applicable Series Supplement or in the Notes of a Series.

     (g) The Indenture Trustee, the Paying Agent, and the Note Registrar, by entering into this Indenture, and each Noteholder (other than the Initial Noteholder), by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer, cooperate with or encourage others to or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Transaction Documents.

     (h) The provisions of this Section 12.1 shall be applicable and enforceable both before and after the commencement, whether voluntary or involuntary, of any case by or against the Issuer under the Bankruptcy Code and all references herein to the Issuer shall be deemed to apply to the Issuer as a debtor-in-possession and to any trustee in bankruptcy for the estate of the Issuer.

     (i) The provisions of this Section 12.1 shall survive the termination of this Agreement and the repayment of each Series of Notes.


                                  ARTICLE XIII

                                  MISCELLANEOUS

     Section 13.1 Compliance Certificates and Opinions, etc.

     (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee, the Paying Agent, the Insurer and to the Deal Agent (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) if required pursuant to the terms of this Indenture, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the




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

furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

     (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (iii)a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

     (b) (i) Prior to the deposit of any Series Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 13.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee, the Paying Agent, the Insurer and the Deal Agent an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Series Collateral or other property or securities to be so deposited.

          (ii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee, the Insurer and the Deal Agent an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture for the related Series in contravention of the provisions hereof.

     Section 13.2 Form of Documents Delivered to Indenture Trustee.

     (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer or the Issuer, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     (d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     Section 13.3 Acts of Noteholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Indenture Trustee.

     (c) The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 13.4 Notices, etc. to Indenture Trustee, Insurer, the Paying Agent and Issuer.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

     (a) The Indenture Trustee by any Noteholder, the Paying Agent or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to the Indenture Trustee at the Indenture Trustee Office or at any other address previously furnished in writing to each Noteholder and the Issuer;

     (b) The Issuer by the Indenture Trustee, the Paying Agent or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail or sent by confirmed facsimile transmission and shall deemed to have been duly given upon receipt to the Issuer addressed to: UAC Securitization Corporation, 250 North Shadeland Avenue, Suite 001, Indianapolis, Indiana 46219, Attention: President, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee;

     (c) The Insurer by the Issuer, the Paying Agent and Noteholder or the Indenture Trustee, shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail or sent by confirmed facsimile transmission and shall deemed to have been duly given upon receipt to the Insurer addressed to: MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management, Structured Finance, facsimile (914) 765-3810, or at any other address previously furnished in writing to the Indenture Trustee by the Insurer;

     (d) The Paying Agent by the Issuer, the Indenture Trustee, the Insurer or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail or sent by confirmed facsimile transmission and shall deemed to have been duly given upon receipt to the Paying Agent addressed to: JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10004, Attention: Institutional Trust Services, or at any other address previously furnished in writing to the Indenture Trustee by the Paying Agent. The Paying Agent shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee; and

     (e) A copy of any notice or report provided by the Issuer, the Indenture Trustee, or the Insurer to any other Person hereunder shall be simultaneously provided in like manner to UAC, at 250 North Shadeland Avenue, Indianapolis, Indiana 46219, Attention: President, facsimile (317) 231-6469 (or such other address or facsimile number as shall be designated by UAC by written notice to the other parties).





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     (f) A copy of any notice or report  sent to any party  hereto  pursuant  to this Agreement shall also be sent to the Creditor Representative c/o Peter D. Schellie, Esq., Bingham McCutchen LLP, 1130 20th Street, NW, Suite 800, Washington DC 20036, or to such other address as the Creditor Representative may designate from time to time in a written notice to each of the parties hereto.

     Section 13.5 Notices to Noteholders; Waiver.

     (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Section 13.6 Alternate Payment and Notice Provisions.

     Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or the Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Indenture Trustee and the Paying Agent (which consent shall not be unreasonably withheld). The Issuer will furnish to the Indenture Trustee and the Paying Agent a copy of each such agreement and the Indenture Trustee and the Paying Agent will cause payments to be made and notices to be given in accordance with such agreements.

     Section 13.7 Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.





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     Section 13.8 Successors and Assigns.

     All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors.

     Section 13.9 Benefits of Indenture.

     The Insurer and its successors and assigns shall be third-party beneficiaries to the provisions of this Indenture and any applicable Series Supplement, and shall be entitled to rely upon and directly enforce such provisions of this Indenture and any applicable Series Supplement so long as no Insurer Default shall have occurred and be continuing. Nothing in this Indenture, any applicable Series Supplement or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Secured Parties, and any other Person with an ownership interest in any part of the Series Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture and any applicable Series Supplement. The Insurer may disclaim any of its rights and powers under this Indenture and any applicable Series Supplement but not its duties and obligations under the Policies, upon delivery of a written notice to the Indenture Trustee.

     Section 13.10 Legal Holidays.

     In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     Section 13.11 Governing Law; Consent to Jurisdiction; Waiver of Objection to Venue.

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK, NEW YORK COUNTY. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

     Section 13.12 Waiver of Jury Trial.

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION




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WITH THIS AGREEMENT OR THE TRANSACTIONS  CONTEMPLATED HEREBY.  INSTEAD, ANY SUCH
DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

     Section 13.13 Execution in Counterparts; Severability; Integration.

     This Indenture may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Indenture. Delivery of an executed counterpart of a signature page to this Indenture by facsimile shall be effective as delivery of a manually executed counterpart of this Indenture. In case any provision in or obligation under this Indenture shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Indenture contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Indenture among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter delivered by the Issuer to the Deal Agent and the Note Purchasers.

     Section 13.14 Recording of Indenture.

     If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which shall be counsel reasonably acceptable to the Indenture Trustee and the Controlling Party) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     Section 13.15 [Reserved].

     Section 13.16 Certain Matters Regarding the Insurer.

     So long as an Insurer Default shall not have occurred and be continuing, the Insurer shall have the right to exercise all rights, including voting rights, which the Noteholders are entitled to exercise pursuant to this Indenture, without any consent of such Noteholders; provided, however, that without the consent of each Noteholder affected thereby, the Insurer shall not exercise such rights to amend this Indenture in any manner that would (i) reduce the amount of, or delay the timing of, collections of payments on the Receivables or distributions which are required to be made on any Note, (ii) adversely affect in any material respect the interests of the Holders of any Notes taking into consideration the existence of the Policy, or (iii) alter the rights of any such Holder to consent to such amendment.

     Notwithstanding any provision in this Indenture to the contrary, in the event an Insurer Default shall have occurred and be continuing, the Insurer shall not have the right to take any action under this Indenture or to control or direct the actions of the Issuer or the Indenture Trustee pursuant to the terms of this Indenture, nor shall the consent of the Insurer be required with respect to any action (or waiver of a right to take action) to be taken by the Issuer, the




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Indenture Trustee, or the Noteholders; provided, that the consent of the Insurer shall be required at all times with respect to any amendment of this Indenture.

     Section 13.17 No Petition.

     The parties hereto, by entering into this Indenture, and each Noteholder, by accepting a Note or a beneficial interest in a Note, hereby covenant and agree that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Transaction Documents.

     Section 13.18 Acknowledgment of Parties; Insurer Defense Costs.

     Each of the Issuer and the Indenture Trustee acknowledges and agrees that the Issuer shall reimburse the Insurer for all Insurer Defense Costs pursuant to Sections 3.1 or 5.5 hereof, as applicable.












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     IN WITNESS WHEREOF,  the Issuer, the Paying Agent and the Indenture Trustee
have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.



                         UAC SECURITIZATION CORPORATION,
                         as Issuer

                         By:    /s/ Treg Bauchert
                            ----------------------------------------------------
                         Name:   Treg Bauchert
                         Title:  President


                         WILMINGTON TRUST COMPANY,
                         not in its individual capacity,
                         but solely as Indenture Trustee


                         By:   /s/ James J. McGinley
                            ----------------------------------------------------
                         Name:   James J. McGinley
                         Title:  Authorized Signer


                         JPMORGAN CHASE BANK,
                         as Paying Agent and Note Registrar


                         By: /s/ Patricia M.F. Russo
                            ----------------------------------------------------
                         Name:    Patricia M.F. Russo
                         Title:   Vice President